                                                                KeyPremier Funds
--------------------------------------------------------------------------------

Dear Shareholder:

The KeyPremier Funds are pleased to present their 1998 Annual Report. Large-company stocks continued to perform well during the recent period, boosting the performance of the KeyPremier Established Growth Fund. Small-company domestic stocks trailed the overall market once again, and the KeyPremier Aggressive Growth Fund turned in a modest total return. U.S. Treasury bonds performed well as interest rates declined and investors in search of quality and stability invested large amounts in U.S. fixed-income securities. That flight to quality was fueled in large part by concerns about economic problems in Asian countries.

As the period ended, the KeyPremier Emerging Growth Fund, which will focus on shares of micro-cap companies, was launched on July 1, 1998. The Fund's micro-cap focus provides exposure to an asset class that has produced the best long-term equity returns; however, past history is not a guarantee of future results. It will broaden the shareholders' investment choices and will take advantage of Martindale Andres & Company's experience and expertise in the small-capitalization segment.

On the following pages, you will find remarks from the members of Martindale Andres & Company, the day-to-day managers of your funds. Robert Andres, managing principal of Martindale Andres, provides an overview of the economic and market factors that influenced the firm's investment decisions during the past 12 months, as well as his outlook for future market conditions. You also will find remarks about each of the individual Funds from their respective portfolio managers.

The discussions should help you understand the approach each manager has taken to pursue the Fund's objectives. You will also find a schedule of fund investments, with financial highlights and statements. Please read the information, which is designed to help you understand the role each Fund can play in your overall portfolio.

Thank you for your investment in the KeyPremier Funds. Please feel free to contact the Funds at (800) 766-3960 with questions or comments.

Sincerely,

/s/ Robert E. Leech
Robert E. Leech
President and CEO

Keystone Asset Management Division

MARTINDALE ANDRES & COMPANY IS A WHOLLY OWNED SUBSIDIARY OF KEYSTONE FINANCIAL, INC. AND PROVIDES INVESTMENT ADVISORY AND OTHER SERVICES TO THE FUNDS AND RECEIVES FEES FOR THOSE SERVICES. THIS MATERIAL IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. MUTUAL FUNDS ARE NOT FDIC INSURED AND ARE NOT INSURED BY ANY OTHER GOVERNMENT AGENCY OR BY THE U.S. GOVERNMENT. THERE IS NO BANK GUARANTEE, AND SHARES IN THE FUNDS MAY LOSE VALUE.
--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

Dear KeyPremier Fund Shareholder:

We are pleased to send you this annual report for the 12 months ended June 30, 1998. During the past year, the stock market continued to post extraordinary results, while the fixed-income markets posted solid results in a favorable inflation and interest rate environment.

The Standard & Poor's 500 Index of large-company stocks gained 30.17% during the 12-month period ended June 30, 1998, while the Russell 2000 Index of small-company stocks rose 16.51%. The financial crisis that began last summer in Asia led to market uncertainty during the period, as investors tried to gauge the impact that region's troubles would have on domestic corporate earnings. Investors' fears were allayed during the first quarter of 1998, as there were few indications that Asia's problems would significantly affect the U.S. market. In the second quarter of 1998, however, several companies downgraded their earnings expectations as fears about Asia's crisis resurfaced; as a result, the Russell 2000 fell 4.2% during the second quarter, while the S&P 500 rose 3.3%.

During the second quarter of 1998, large-company stocks continued a nearly three-and-a-half-year trend of relatively superior performance. Uncertainty about the impact of the Asian financial crisis on U.S. corporate earnings caused investors to seek safety in high-quality, liquid issues, pushing share prices higher for a select group of large-cap stocks. Financial services stocks benefited from the strong economy and consolidation activity in that sector, while consumer noncyclical and utility stocks benefited from the shift to more defensive-oriented sectors.

Fixed-income securities performed well, as low inflation, a strong economy and demand for U.S. Treasuries in the wake of the Asian financial crisis helped push bond yields lower and prices higher. Short-term and long-term bonds outperformed intermediate-term bonds. Short-term bonds benefited as investors sought liquidity, and long-term issues benefited from investors' beliefs that inflation and interest rates would decline over the long term.

Going forward, we feel that small-company stocks present especially good value relative to large-company stocks. On average, the companies that make up the Russell 2000 have earnings growth of 20% and a price-to-earnings ratio (P/E) of 17; that compares to an average growth rate of 8% and P/E of 24 for the stocks in the S&P 500.

While the coming months may be characterized by some uncertainty for the stock market, we feel confident that long-term drivers such as inflows from baby boomers' retirement savings and a benign inflationary environment will continue to generate solid stock market returns. Going forward, we will watch closely to see if the Asian financial crisis affects corporate earnings in this country.

In that type of uncertain environment, shareholders may benefit from Martindale Andres' long-term, stock-by-stock approach. Rather than betting on the direction of the overall market, we buy individual companies trading at attractive prices. That strategy allows us to carefully evaluate the risk/reward ratio for each company, which may benefit shareholders when market conditions fluctuate.

In the bond markets, the Federal Reserve Board is faced with a dilemma. Credit and money supply are expanding at well above long-term noninflationary rates; however, interest rates have fallen below the overnight rate of 5.5% for all but the 30-year Treasury bond. This could imply that investors anticipate an imminent decline in the overnight borrowing rate, which, we believe, is unlikely, due to the fact that credit is expanding so rapidly. It will be very important to see if the economy's growth rate slowed in the second quarter of 1998. In our view, that will, in large part, determine the investment environment in the coming period.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

Finally, investors should be aware that the stock market's returns over the last three years have been considerably higher than historical averages, however, this is not an indication of future results. Investors should also keep in mind that a well-diversified portfolio and a long-term approach may be the most effective ways to grow savings to help meet financial goals--no matter what the markets do in the short term. We thank you for your confidence in the KeyPremier Funds and look forward to helping you achieve your investment goals.

Sincerely,

/s/ Robert P. Andres
Robert P. Andres
Managing Principal
Martindale Andres & Company, Inc.

--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER AGGRESSIVE GROWTH FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE 12 MONTHS THROUGH JUNE 30, 1998?

 A. The Fund posted an annual total return of 12.72% (without the maximum sales charge). Its benchmark, the Russell 2000 Index, an unmanaged index of small-company stocks, gained 16.51% during the same period.

Q. HOW DID THE ENVIRONMENT FOR SMALL-COMPANY STOCKS DURING THE PAST YEAR AFFECT THE FUND?

 A. The largest capitalization companies continued to outperform the rest of the market. This happened despite the fact that large companies' earnings have been slowing down at a faster pace than those of small companies. That large-cap outperformance largely was due to the crisis in Asia, which resulted in a flight to high-quality, liquid issues of large companies.

   Small-cap financial services stocks performed well during the period;
    however, the Fund was not heavily invested in that sector. In general, the gains in that sector were fueled by the potential for bank takeovers, not by earnings growth prospects, and such stocks, therefore, did not fit the Fund's stock selection criteria.

Q. WHERE DID YOU FIND OPPORTUNITIES DURING THE PERIOD?

 A. We found opportunities among individual stocks in a variety of industries. DeVry, Inc. (3.8% of the portfolio's net assets) performed very well; the firm provides educational programs for people seeking job training. Whole Foods Market, Inc. (2.1%) performed well during the period, as did Affiliated Computer (3.4%), a software maker. The Fund had held shares in Computer Data Systems, with which Affiliated Computer merged during the past 12 month period.*

    On the negative side, the Fund was affected by Interneuron Pharmaceutical's (0.2%) failure to win FDA approval for a stroke-recovery drug. Respironics Inc. (1.3%), which makes a product to address sleep apnea, was hurt by uncertainty regarding changes in Medicaid and Medicare payments. The Fund's stake in Trigen Energy Corp. (1.1%) was hurt by mild weather that reduced demand for its energy products.*

    During the period, there were significant cash flows into the Fund. We used that cash to invest in shares of companies that, we believe, offer good growth prospects. They included Mosaix Inc. (0.7%), a computer software company; VISX Inc. (1.1%), a medical equipment and supplies firm; Worthington Foods (1.0%), a food product company; and Syncor International (1.7%), which operates a national chain of nuclear pharmacies. We eliminated the Fund's positions in Pittston Minerals, a coal company, and Liposome Co. Inc., a biotechnology company.*

Q. DID YOU EMPLOY OTHER STRATEGIES TO BOOST RETURNS?

 A. As always, the Fund maintained a low turnover rate and was sensitive to the tax implications of transactions. We expect the end result should be better after-tax returns for our shareholders.

Q. WHAT IS YOUR OUTLOOK FOR SMALL-COMPANY STOCKS GOING FORWARD, AND HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. We expect that technology will reemerge as a leading growth sector, and the Fund will be well positioned to take advantage of that. Earnings growth of small companies has been faster than that of large companies for five consecutive quarters; at the same time, those small firms' stocks have underperformed large-company stocks. We expect to see that change at some point. We believe small- and mid-cap stocks likely will lead the market in the next 12 to 18 months.

    That said, the stock market's strong gains might have fueled excessive expectations on the part of some investors. Shareholders in the Fund should bear in mind the potential for short-term corrections that could affect every sector of the market, including shares of large and small firms. We will endeavor to take advantage of such setbacks to seek good values for the

    Fund's portfolio while maintaining our long-term focus as investors.

+ Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

* Portfolio composition is subject to change.
--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

 THE KEYPREMIER AGGRESSIVE GROWTH FUND(+)

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1998
 ---------------------------------------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
Quarter ended 6/30/98**           - 4.20%   - 8.50%
One Year                           12.72%     7.68%
Two Years                          14.14%    11.54%
Three Years                        17.91%    16.12%
Life of Fund (Inception 2/3/97)    18.62%    17.24%

LOGO
 *Reflects 4.50% sales charge.
 **Aggregate return.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------

                                                         KeyPremier
                                                         Aggressive
                 Measurement Period                        Growth           Russell
               (Fiscal Year Covered)                        Fund           2000 Index
07/01/94                                                          9550             10000
07/31/94                                                         10428             10164
08/31/94                                                         10507             10731
09/30/94                                                         10441             10694
10/31/94                                                         10490             10651
11/30/94                                                          9935             10221
12/31/94                                                         10147             10494
01/31/95                                                         10180             10362
02/28/95                                                         10474             10793
03/31/95                                                         10899             10978
04/30/95                                                         10735             11222
05/31/95                                                         11078             11415
06/30/95                                                         11520             12007
07/31/95                                                         12794             12699
08/31/95                                                         13007             12961
09/30/95                                                         13121             13193
10/31/95                                                         12582             12603
11/30/95                                                         12810             13132
12/31/95                                                         12876             13479
01/31/96                                                         13252             13464
02/29/96                                                         13611             13884
03/31/96                                                         13578             14166
04/30/96                                                         14395             14924
05/31/96                                                         15114             15512
06/30/96                                                         14493             14875
07/31/96                                                         13088             13576
08/31/96                                                         13807             14364
09/30/96                                                         14183             14925
10/31/96                                                         14134             14695
11/30/96                                                         15196             15301
12/31/96                                                         15392             15702
01/31/97                                                         16340             16016
02/28/97                                                         15784             15627
03/31/97                                                         14670             14890
04/30/97                                                         14654             14931
05/31/97                                                         16355             16593
06/30/97                                                         16752             17304
07/31/97                                                         18339             18109
08/31/97                                                         18715             18523
09/30/97                                                         19615             19879
10/31/97                                                         17930             19006
11/30/97                                                         17668             18883
12/31/97                                                         17841             19213
01/31/98                                                         18054             18910
02/28/98                                                         19594             20308
03/31/98                                                         19726             21146
04/30/98                                                         19842             21263
05/31/98                                                         18884             20117
06/30/98                                                         18884             20160

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Russell 2000 Index is an unmanaged index that is generally representative of the broad U.S. market of small-capitalization stocks. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance also reflects the deduction of fees for these services.

+ The quoted performance of the KeyPremier Aggressive Growth Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Martindale Andres & Company, Inc., for periods dating back to 7/1/94 and prior to the Aggressive Growth Fund's commencement of operations on 2/3/97, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER ESTABLISHED GROWTH FUND

Q. HOW DID THE FUND PERFORM DURING THE PAST YEAR?

 A. The Fund finished the 12-month period ended June 30, 1998, with a total return of 27.92%, (without the maximum sales charge). For the same period, the Standard & Poor's 500 Index returned 30.17%.

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND?

 A. Shares of the largest companies substantially outperformed all other segments of the market, despite the fact that the earnings growth of the stocks in the Standard & Poor's Composite Index of 500 stocks was declining. Given the Fund's large-cap focus, the Fund posted a solid return versus the S&P 500 Index.

   Large-company shares have performed well, partially because of huge cash flows coming into the U.S. market. In our view, those cash flows have made it a challenge for money managers to deploy assets, so the managers have put their money in the largest and most liquid stocks as a matter of convenience. Moreover, the growth of index funds has led to more money going into the large-company shares that make up the S&P 500.

   Takeovers also helped the Fund's performance during the period. For example, Signet Banking and Core States were both acquired by First Union (1.6% of the portfolio's net assets); the Fund held shares in both of the acquired firms.*

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. The Fund's strategy is to be fully invested for the long term, with low turnover and high tax sensitivity. As a result, we ride out most temporary influences. The Fund was underweighted relative to its benchmark, the S&P 500, in technology and energy stocks, which helped its performance. On the negative side, the Fund underweighted utility and financial services companies, both of which performed well during the period.

   Stock selection plays an important role in the Fund's performance. During the last year, we made an investment in Netscape (1.5%), which we started buying at less than $20 per share. That stock recently has more than doubled, due to talks related to strategic alliances with major media companies. We also added to Genesis Health Ventures (1.9%), a long-term care company, and Republic Industries (0.6%), which is a Wayne Heizenga company designed to consolidate automobile dealerships.*

   Other stocks that performed well for the Fund include American Home Products
    (1.1%), Schering-Plough (pharmaceuticals; 5.3%), Procter & Gamble (3.1%), the Williams Companies (a gas transmission firm with interests in fiber-optic cable; 2.6%) and The Gap (1.7%).*

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET GOING FORWARD, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. Large companies' earnings growth is slowing, and their stocks have been strong performers--a combination that makes the shares less attractive relative to other sectors of the stock market. We believe that shares of the very largest companies may soon lose ground compared to small- and mid-cap stocks. Thus, we will look for opportunities among shares of smaller companies. As always, we will continue to manage the Fund with tax consequences in mind as we seek to provide shareholders with higher after-tax returns.

* Portfolio composition is subject to change.
--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

 THE KEYPREMIER ESTABLISHED GROWTH FUND(+)

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1998
 ---------------------------------------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
Quarter ended 6/30/98**             3.29%   - 1.34%
One Year                           27.92%    22.21%
Two Years                          27.78%    24.90%
Three Years                        27.41%    25.45%
Life of Fund (Inception 12/3/96)   30.20%    28.49%

LOGO
 *Reflects 4.50% sales charge.
 **Aggregate return.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------

                                                                            Standard
                                                         KeyPremier         & Poor's
                                                        Established        Composite
                 Measurement Period                        Growth           Index of
               (Fiscal Year Covered)                        Fund           500 Stocks
01/01/95                                                          9550             10000
01/31/95                                                          9849             10260
02/28/95                                                         10351             10658
03/31/95                                                         10974
04/30/95                                                         10920             11293
05/31/95                                                         11321             11739
06/30/95                                                         11605             12015
07/31/95                                                         12224             12415
08/31/95                                                         12492             12448
09/30/95                                                         13010             12970
10/31/95                                                         12960             12925
11/30/95                                                         13512             13493
12/31/95                                                         13478             13743
01/31/96                                                         14030             14216
02/29/96                                                         14030             14352
03/31/96                                                         14331             14490
04/30/96                                                         14298             14703
05/31/96                                                         14682             15082
06/30/96                                                         14699             15144
07/31/96                                                         13880             14470
08/31/96                                                         14415             14777
09/30/96                                                         15268             15607
10/31/96                                                         15502             16035
11/30/96                                                         16722             17252
12/31/96                                                         16433             16914
01/31/97                                                         17052             17964
02/28/97                                                         17019             18110
03/31/97                                                         16480             17357
04/30/97                                                         16934             18393
05/31/97                                                         18161             19522
06/30/97                                                         18763             20393
07/31/97                                                         20398             22012
08/31/97                                                         19539             20788
09/30/97                                                         20378             21927
10/31/97                                                         19432             21194
11/30/97                                                         20091             22176
12/31/97                                                         20745             22557
01/31/98                                                         20953             22807
02/28/98                                                         22229             24452
03/31/98                                                         23241             25704
04/30/98                                                         23513             25963
05/31/98                                                         23220             25517
06/30/98                                                         24002             26553

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Index is an unmanaged index that is generally representative of the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

+ The quoted performance of the KeyPremier Established Growth Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Martindale Andres & Company, Inc., for periods dating back to 1/1/95 and prior to the Established Growth Fund's commencement of operations on 12/2/96, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER INTERMEDIATE TERM INCOME FUND

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE 12 MONTHS THROUGH JUNE 30, 1998?

 A. The Fund produced a total return of 9.95%, (without the maximum sales charge) for the 12-month period, compared to 10.54% for the Lehman Brothers Aggregate Bond Index and 9.42% for the Lipper Intermediate Investment Grade Debt Funds Average.

Q. WHAT WERE THE CONDITIONS IN THE TAXABLE BOND MARKET DURING THE PERIOD?

 A. During the first half of the recent 12-month period, the domestic economy was in good shape, with strong consumer spending and good industrial production. A tight labor market caused some concerns about wage inflation, but inflation figures remained favorable. The Asian financial crisis caused many investors to seek quality and safety in U.S. Treasuries, which resulted in lower yields and higher prices on those issues.

    During the first quarter of 1998, we expected that the Asian financial crisis would slow U.S. industrial production, manufacturing and exports. That did not occur on a large scale, however, and rates stayed about flat for the first quarter. Then, in the second quarter, the situation in Asia deteriorated, and interest rates on U.S. Treasuries fell as investors sought out high-quality issues.

    On balance, then, the domestic economy has been strong, while the Asian crisis has been the driving force in pushing down rates. For the 12 months ended June 30, 1998, rates on the long bond fell about 1.15 points, with the yield on the 30-year Treasury bond ending the second quarter of 1998 at 5.58%.

Q. HOW DID THE VARIOUS SECTORS OF THE BOND MARKET PERFORM?

 A. Corporate bonds were relatively weak performers as investors shifted money into high-quality Treasury issues in the wake of the Asian financial crisis. Even high-quality corporate bonds issued by U.S. companies performed poorly relative to Treasuries. That relative weakness in the corporate market also reflected an abundant supply of corporate bonds, as many companies issued new debt to take advantage of low interest rates. Corporate issues did begin to perform better late in the period, however.

Q. HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO AMONG DIFFERENT SECTORS IN THAT ENVIRONMENT?

 A. We increased our weighting in corporate bonds to take advantage of their relatively attractive yields in cases where we believe those yields do not reflect fundamental problems with the issuers. At the end of the period, the Fund had 49% of its assets invested in corporate bonds, compared to 20% for its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund held relatively neutral weightings in mortgage-backed securities as well as agencies and asset-backed securities. The Fund is underweighted in Treasuries, which we believe offer less long-term value than corporate securities in the recent environment. Overall, however, the average credit rating of the Fund's portfolio remains AA+.*

Q. HOW DID YOU MANAGE THE FUND'S AVERAGE MATURITY?

 A. The Fund started the period with an average maturity of 6.9 years and ended the period with an average maturity of 8.9 years. That extension reflects our feeling that certain factors, including the Asian financial crisis and the General Motors strike, may slow U.S. economic growth, causing rates to decline.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET GOING FORWARD, AND HOW WILL YOU MANAGE THE FUND?

 A. The factors are in place to allow bonds to perform very well. The Federal Reserve may not raise rates, due to Asia's increasing impact on our economy. After 5.4% annualized growth for the first quarter of 1998, we expect to see growth of around 2% going forward. The Fund's average maturity is 25% longer than its benchmark, which reflects our bullish outlook.

   We will continue to overweight corporate bonds. We feel that they represent good value, as they currently offer yields 80, 90 or even 100 basis points higher than yields on Treasuries of comparable maturities. We currently intend to avoid securities issued by companies with exposure to Asia. We plan to keep the average credit rating of the Fund's portfolio high, at AA+, while we look for opportunities to maintain a high level of current income for shareholders.

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

 THE KEYPREMIER INTERMEDIATE TERM INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1998
 ---------------------------------------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
Quarter ended 6/30/98**            2.54%    - 2.06%
One Year                           9.95%      5.01%
Life of Fund (Inception 12/2/96)   7.14%      4.07%

LOGO
  *Reflects 4.50% sales charge.

 **Aggregate return.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------

                                                                                   Lipper
                                                                                Intermediate
                                             KeyPremier                          Investment
                                            Intermediate         Lehman            Grade
                                                Term           Aggregate            Debt
           Measurement Period                  Income             Bond             Funds
         (Fiscal Year Covered)                  Fund             Index            Average
12/02/96                                              9550             10000             10000
12/31/96                                              9518              9907              9916
01/31/97                                              9486              9938              9940
02/28/97                                              9454              9963              9964
03/31/97                                              9422              9852              9857
04/30/97                                              9523             10000              9986
05/31/97                                              9593             10095             10074
06/30/97                                              9684             10215             10188
07/31/97                                              9975             10491             10455
08/31/97                                              9856             10402             10360
09/30/97                                              9972             10555             10507
10/31/97                                             10105             10709             10629
11/30/97                                             10136             10758             10661
12/31/97                                             10247             10866             10758
01/31/98                                             10376             11006             10899
02/28/98                                             10351             10997             10883
03/31/98                                             10383             11034             10921
04/30/98                                             10436             11091             10968
05/31/98                                             10551             11197             11066
06/30/98                                             10648             11292             11148

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of the following Lehman indices: the L.B. Government/Corporate Index, the L.B. Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

The Lipper Intermediate Investment Grade Debt Funds Average is an unmanaged index that is representative of intermediate bond funds.

--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND(+)

Q. WHAT WERE THE CONDITIONS IN THE PENNSYLVANIA MUNICIPAL BOND MARKET DURING THE 12 MONTHS ENDED JUNE 30, 1998?

 A. Yields on ten-year AAA-rated Pennsylvania general obligation bonds declined from 4.80% to 4.40% during the period, a decline of 40 basis points. That decline reflected the generally positive conditions in the bond market, which included continued low inflation and modest economic growth. The bond market also benefited during the period from expectations that the economic crisis in Asia could act as a brake on economic growth in this country. Treasury bonds outperformed municipal issues, in part because the Asian financial crisis encouraged investors to put their money in the highest-quality investments. Thus, yields on ten-year Treasuries declined a full 1.05 percentage points.

    The Fund produced a total return of 5.89% (without the maximum sales charge) during the period. That compares to a 6.60% total return for the Lehman Brothers Pennsylvania 1-12-Year Municipal Bond Index.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We completed our repositioning of the Fund by placing a greater importance on seeking income and stability of principal to help meet shareholders' income goals. We succeeded in boosting the Fund's distribution yield from 4.08% at the beginning of the 12-month period to 5.23% on June 30, 1998.

    Our strategy for accomplishing that goal included several changes in the portfolio's structure. In particular, we extended the average maturity of the Fund from 5.81 years on June 30, 1997, to 9.43 years on June 30, 1998. A longer average maturity boosts the yield of the portfolio and makes it more responsive to changes in interest rates. For example, longer maturity bonds tend to benefit more from a decline in rates such as the one that occurred during the recent period. Thus, the strategy of increasing the Fund's average maturity also helped improve shareholders' total return during the period.

Q. WHAT OTHER CHANGES DID YOU MAKE IN THE PORTFOLIO TO HELP BOOST SHAREHOLDERS' CURRENT INCOME?

 A. We increased the Fund's exposure in revenue bonds that offered more attractive yields than general obligation issues. In particular, the abundant supply of new issues created opportunities in hospital and housing sectors.

    We also shifted out of several positions that created moderate amortization expenses, and invested in discount or par bonds, This enabled the Fund to produce a higher level of income and yield.

Q. DID THE FUND'S CREDIT QUALITY CHANGE AS A RESULT OF ITS STRATEGY?

 A. Our goal was to maintain the Fund's high credit quality, and we did so. The portfolio's average credit rating remained AAA. Given the Fund's objectives, we believe that lower-quality issues, at this time, do not offer sufficient yield spreads to compensate for their higher risk to shareholders.

Q. WHAT IS YOUR OUTLOOK FOR THE PENNSYLVANIA MUNICIPAL MARKET?

 A. In our view, Pennsylvania municipal issues have become more attractive relative to Treasuries. Ten-year AAA Pennsylvania general obligation bonds now provide roughly 81% of the yield on Treasuries of comparable maturities, versus only 74% at the beginning of the recent period. Meanwhile, the outlook for continued low inflation is good, which should benefit the general bond market. In that environment, we will seek to maintain the Fund's relatively long average maturity.*

    It also seems likely that the supply of new issues in the Pennsylvania municipal market may continue to be high, generating opportunities to buy new issues at attractive yields. We will seek to take advantage of those opportunities to invest in high-quality securities that may generate a high level of current income and total return for shareholders.

+ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

* Portfolio composition is subject to change.
--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

 THE KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1998
 ---------------------------------------------------------------------------

                                   NO LOAD    LOAD*
----------------------------------------------------
Quarter ended 6/30/98**             1.20%     - 3.36%
One Year                            5.89%       1.17%
Life of Fund (Inception 10/1/96)    5.67%       2.93%

LOGO
  *Reflects 4.50% sales charge.

 **Aggregate return.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------

                                                     Lehman            Lipper
                                                   Brothers 5       Intermediate
                                 KeyPremier           Year          Pennslyvania         Lehman
                                Pennslyvania       Municipal         Municipal          Brothers
     Measurement Period          Municipal            Bond             Funds          Pennsylvania
   (Fiscal Year Covered)         Bond Fund           Index            Average          1-12 Year
10/1/96                                   9550             10000             10000             10000
10/31/96                                 10120             10087             10000
11/30/96                                  9808             10218             10145
12/31/96                                  9774             10199             10232             10292
1/31/97                                   9786             10233             10273
2/28/97                                   9853             10308             10309
3/31/97                                   9745             10196             10198             10385
4/30/97                                   9769             10240             10384
5/31/97                                   9870             10366             10437
6/30/97                                   9931             10444             10527             10559
7/31/97                                  10099             10628             10643
8/31/97                                   9999             10574             10844
9/30/97                                  10105             10668             10835             10844
10/31/97                                 10153             10724             10951
11/30/97                                 10189             10757             11014
12/31/97                                 10325             10849             11132             11044
1/31/98                                  10402             10948             11164
2/28/98                                  10394             10965             11262
3/31/98                                  10391             10975             11239             11277
4/30/98                                  10355             10929             11286
5/31/98                                  10470             11060             11251
6/30/98                                  10516             11098             11390             11382

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund has changed its benchmark from the Lehman Brothers 5-Year Municipal Bond Index, as reported in the June 30, 1997 Annual Report to Shareholders, to the Lehman Brothers Pennsylvania 1-12-Year Municipal Bond Index. The change was made because the Investment Adviser believes that the Lehman Brothers Pennsylvania 1-12-Year Municipal Bond Index is a more appropriate benchmark against which to measure the fund's performance.

The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index that is generally representative of municipal bonds with maturities between four and six years. The Lehman Brothers Pennsylvania 1-12-Year Municipal Bond Index consists of bonds issued within the Commonwealth of Pennsylvania with a dated date of 01/01/91 or later. Included are nominal maturities of 1-12 years with an issue size of $50 million and greater and maturity sizes of $3 million or more. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

The Lipper Intermediate Pennsylvania Municipal Funds Average consists of Funds which invest at least 65% of its assets in municipal debt issues that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt).

--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

Q. HOW DID THE LIMITED DURATION GOVERNMENT SECURITIES FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1998?

 A. The Fund's total return during the period was 5.39% (without the maximum sales charge). That compares to a 6.79% total return for the Fund's benchmark, the Lehman Brothers 1-3-Year Government Bond Index.

Q. WHAT WERE THE CONDITIONS IN THE FIXED-INCOME MARKETS DURING THE PERIOD?

 A. Demand for high-quality U.S. Treasury securities was strong in the wake of the Asian economic crisis. As a result, yields on Treasuries declined during most of the period, boosting Treasury bond prices. Later in the period, yields on longer-term securities declined to levels approaching those of short-term securities, so that there was little difference between short-term rates and long-term rates. In some cases, short-term securities offered higher yields than longer-term issues, resulting in an inverted yield curve.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

 A. The Fund's average maturity began the period at 1.31 years and finished it at 2.27 years. We kept that average maturity slightly shorter than or equal to that of the Fund's benchmark throughout the period, reflecting our concerns that strong domestic economic growth and low unemployment could lead to higher inflation. And, in our view, with the yield curve so flat, the minimal extra yields on longer-term issues were not attractive enough to compensate for the additional risk those securities carried. Finally, with interest rates at low levels, a relatively short average maturity could allow us to take advantage of any increase in rates.

    We continued to structure the Fund using a "barbell" approach, investing a significant portion of the Fund in government and government agency issues with maturities of five years or less, and a smaller portion in securities that mature in ten or more years. That approach helped boost the Fund's total return and yield during the period.

Q. HOW WERE THE FUND'S ASSETS ALLOCATED AMONG SECTORS DURING THE PERIOD?

 A. As a short-intermediate government fund, we invested approximately 60% of the Fund's assets in Treasury securities, with the remaining 40% in government agency issues. We increased our allocation to agency issues when we found high-quality securities trading at attractive prices. We also owned old high-coupon mortgage-backed securities with maturities of around five to 15 years. Homeowners who had those mortgages are usually less likely to refinance than people who took out mortgages one to three years ago. Thus, the Fund avoided some prepayment risk.*

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET GOING FORWARD?

 A. Continued fallout from the Asian economic crisis likely may reduce domestic economic growth, helping to keep inflation low and prevent the need for the Federal Reserve to increase short-term interest rates. However, we do not expect a severe economic slowdown that would cause the Fed to lower rates. The result could be a well-balanced mix of strong economic growth, low inflation and low unemployment.

Q. HOW WILL YOU MANAGE THE FUND GOING FORWARD?

 A. We likely will maintain the Fund's "barbell" structure as long as interest rates are low and the yield curve is flat. We will continue to position the Fund somewhat defensively, with a relatively short average maturity in case the current environment of strong economic growth and low unemployment causes inflation and interest rates to rise. As long as the yield curve remains flat and inflation stays in check, we believe there is little yield advantage in extending the Fund's maturity. We also will continue to look for securities that may offer attractive yields to shareholders.

* Portfolio composition is subject to change.
--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

 THE KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1998
 ---------------------------------------------------------------------------

                                  NO LOAD   LOAD*
--------------------------------------------------
Quarter ended 6/30/98**            1.36%    - 1.70%
One Year                           5.39%      2.22%
Two Years                          5.27%      3.70%
Life of Fund (Inception 7/1/97)    5.10%      3.89%

LOGO
 *Reflects 4.50% sales charge.

 **Aggregate return.

GROWTH OF $10,000 INVESTMENT COMPARISON
--------------------------------------------------------------------------------

                                                                             Lehman
                                                         KeyPremier         Brothers
                                                          Limited           1-3 Year
                                                          Duration         Government
                                                         Government         Treasury
                 Measurement Period                      Securities           Bond
               (Fiscal Year Covered)                        Fund             Index
10/31/95                                                          9700             10000
11/30/95                                                         10097             10085
12/31/95                                                         10162             10161
01/31/96                                                         10249             10247
02/29/96                                                         10206             10207
03/31/96                                                         10217             10200
04/30/96                                                         10227             10210
05/31/96                                                         10270             10233
06/30/96                                                         10303             10307
07/31/96                                                         10347             10347
08/31/96                                                         10379             10386
09/30/96                                                         10444             10480
10/31/96                                                         10498             10599
11/30/96                                                         10553             10677
12/31/96                                                         10574             10679
01/31/97                                                         10618             10731
02/28/97                                                         10650             10756
03/31/97                                                         10661             10748
04/30/97                                                         10726             10836
05/31/97                                                         10780             10912
06/30/97                                                         10834             10987
07/31/97                                                         10584             11107
08/31/97                                                         10587             11118
09/30/97                                                         10647             11202
10/31/97                                                         10706             11285
11/30/97                                                         10741             11313
12/31/97                                                         10798             11389
01/31/98                                                         10881             11499
02/28/98                                                         10893             11509
03/31/98                                                         10881             11554
04/30/98                                                         10980             11609
05/31/98                                                         11036             11671
06/30/98                                                         11070             11730

The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers 1-3 Year Government Bond Index is, a total return index consisting of all U.S. Government agency, Treasury securities and all investment grade corporate debt securities with maturities of one to three years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

The quoted performance of the KeyPremier Limited Duration Government Securities Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Martindale Andres & Company, Inc., for periods dating back to 10/31/95 and prior to the Limited Duration Government Securities Fund's commencement of operations on 7/1/97, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND(1)

Q. HOW DID THE U.S. TREASURY OBLIGATIONS MONEY MARKET FUND PERFORM DURING THE RECENT PERIOD?

 A. The Fund's total return for the 6 months ended June 30, 1998, was 2.31%.(2) The Fund's 7-day and 7-day-effective yields were 4.78% and 4.90%, respectively, on June 30, 1998.(3) This was slightly below the average Treasury Money Market return of 2.38%, as measured by Lipper Analytical Services.

Q. WHAT OCCURRED IN THE U.S. TREASURY MARKETS DURING THE PERIOD?

 A. Treasury yields declined during the period, causing their prices to rise. There was strong investor demand for high-quality securities such as Treasuries in the wake of the economic crisis throughout Southeast Asia, and yields declined to very low levels as a result. For example, the three-month Treasury bill recently yielded one-half of one percentage point less than the federal funds rate.

Q. HOW DID YOU POSITION THE FUND TO ADDRESS THOSE MARKET CONDITIONS?

 A. The Fund's average weighted maturity was short relative to the average maturities of most comparable money market funds. The yields on longer-term securities were not high enough to justify those securities' additional risk. We maintained a large position in overnight securities such as U.S. Treasury-collateralized repurchase agreements, which offered higher yields than regular short-term Treasury issues.

   However, we did extend the Fund's average weighted maturity at various times when we identified attractive values and saw opportunities to boost the Fund's yield without taking undue risk. For example, we temporarily extended the average weighted maturity in February when we purchased a type of Treasury bill known as a cash management bill. Those securities mature shortly after income taxes are due, and are designed to tide over the Treasury until income tax revenues come in. The Fund's average weighted maturity fell once again as those issues matured in mid-April. In the spring we took a position in private export funding corporation issues, which offered better yields than Treasuries. These securities are issued in the United States for the purpose of funding exports to foreign countries but are guaranteed by the full faith and credit of the U.S. government.

Q. WHAT IS YOUR OUTLOOK GOING FORWARD?

 A. We believe economic growth likely will slow in the coming months, due in part to continued effects of the Asian crisis. We expect that decline to help keep inflation low and Federal Reserve policy neutral. The sluggishness of many Asian economies has allowed the U.S. to export its inflation to those markets, keeping a well-balanced mix of strong economic growth, low inflation and low unemployment in the U.S.

Q. WHAT WILL YOUR STRATEGY BE IN THAT ENVIRONMENT?

 A. The Fund's average weighted maturity will remain relatively short until we identify anomalies in the market that create opportunities to pick up extra yield. We favor the approach of keeping a large portion of the portfolio in overnight securities. That way, we can easily use that money to purchase securities when opportunities arise, instead of having to sell securities to raise money.

(1) An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

(2) Total return figures include reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

(3) Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
--------------------------------------------------------------------------------

                                                                KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER PRIME MONEY MARKET FUND(1)

Q. HOW DID THE PRIME MONEY MARKET FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 1998?

 A. The Fund posted a total return of 5.19% during the period, compared to a 4.96% total return for the average of the 298 money market funds measured by Lipper Analytical Services.(2) The Fund's return over the past 12 months has been in the top quartile of all money market funds as tracked by Lipper Analytical Services.(3) The Fund's 7-day and 7-day effective yields on June 30, 1998, were 5.09% and 5.22%, respectively.(4)

Q. WHAT WERE THE CONDITIONS IN THE MONEY MARKETS DURING THE PERIOD?

 A. Signs of rapid economic growth that investors feared could trigger a rate increase by the Federal Reserve were countered by evidence that the Asian financial crisis could slow our economy. As a result, short-term rates remained relatively stable during the period.

    That said, this was an unusual period. Rapidly expanding credit creation and low inflation tended to reduce long-term rates, at a time when short-term interest rates were quite high relative to inflation. As a result, longer-term interest rates declined to levels close to those of overnight issues. In other words, there was little difference between rates on very short-term securities and the rate on the 30-year Treasury bond. In some cases, overnight securities offered higher yields than longer-term issues, resulting in an inverted yield curve.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. In general, we kept the Fund's average weighted maturity roughly half as long as that of the typical money market fund. For example, the average weighted maturity of the Fund's holdings on June 30, 1998, was 38 days. One reason: With the yield curve so flat, the minimal extra yield on longer-term issues was not enough to compensate for the additional risk inherent in such securities.

    Another advantage of maintaining a relatively short average weighted maturity is that the interest earned on the Fund compounds more frequently than if the Fund's average weighted maturity was longer. That, in turn, may help boost the Fund's yield. For example, nearly 50% of the portfolio was invested in overnight securities during the period, allowing us to reinvest the daily interest and pick up extra yield for the Fund.

    Finally, with short-term interest rates at low levels, our strategy of maintaining a short average weighted maturity could have given us the flexibility to lock in additional yield if interest rates had risen.

Q. IN WHAT SECTORS OF THE MARKET DID YOU FIND OPPORTUNITIES DURING THE PERIOD?

 A. The Fund's holdings during the period consisted mainly of commercial paper and repurchase agreements, which offered attractive yields relative to other types of securities. The remainder of the portfolio was divided among government securities such as agency discount notes and agency coupons.

    With short-term interest rates relatively stable, we looked for opportunities to purchase select longer-term securities when they offered attractive values and the potential to boost the Fund's yield. For example, we found opportunities in variable rate securities with rates that reset at 90 days. We also held floating rate securities with yields that fluctuate with the prime rate.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET GOING FORWARD?

 A. We expect economic growth to slow somewhat in the coming months, which should help keep inflation in check and prevent any need for the Federal Reserve to raise short-term interest rates. At the same time, we do not anticipate such a significant economic slowdown that the Fed would need to lower rates. The sluggishness of many Asian economies has allowed the U.S. to export its inflation to those markets, keeping a well-balanced mix of strong economic growth, low inflation and low unemployment in the U.S.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We will continue to maintain a shorter average weighted maturity, at least until longer-term issues offer better yields for their risk. We also will continue to look for opportunities to increase the Fund's yield in various sectors of the money markets.

(1) An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

(2) Total return figures include reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

(3) The KeyPremier Prime Money Market Fund ranked 57th of 298 money market funds by Lipper Analytical Services, Inc. for the one year period ended 6/30/98. The Lipper ranking is based on total return and does not reflect the effect of a sales charge.

(4) Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 17

                            Statements of Operations
                                    PAGE 19

                      Statements of Changes in Net Assets
                                    PAGE 21

                       Schedules of Portfolio Investments
                                    PAGE 24

                         Notes to Financial Statements
                                    PAGE 37

                              Financial Highlights
                                    PAGE 44

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998

                                               AGGRESSIVE    ESTABLISHED    INTERMEDIATE   PENNSYLVANIA
                                                 GROWTH         GROWTH      TERM INCOME     MUNICIPAL
                                                  FUND           FUND           FUND        BOND FUND
                                              ------------   ------------   ------------   ------------
ASSETS:
  Investments, at value (cost $90,392,302;
    $122,248,153; $268,695,937;
    $115,435,199, respectively).............  $135,624,827   $258,207,494   $273,103,381   $117,400,450
  Cash......................................            --          3,754             --             --
  Interest and dividends receivable.........       106,673        247,877      4,120,267      1,858,538
  Receivable for capital shares issued......         5,557        868,595             --             --
  Unamortized organization costs............         3,157         22,495         32,379         15,505
                                              ------------   ------------   ------------   ------------
    Total Assets............................   135,740,214    259,350,215    277,256,027    119,274,493
                                              ------------   ------------   ------------   ------------
LIABILITIES:
  Dividends payable.........................            --        338,347      1,452,389        528,450
  Payable for capital shares redeemed.......         2,893          5,630        103,378             --
  Accrued expenses and other payables:
    Investment advisory fees payables.......        65,610        104,675         67,566         29,318
    Administration fees payables............         2,103          4,079          4,355          1,877
    Administrative services fees payables...        16,610         31,962         11,549          4,955
    Other Liabilities.......................        41,403         53,245         52,051         24,743
                                              ------------   ------------   ------------   ------------
    Total Liabilities.......................       128,619        537,938      1,691,288        589,343
                                              ------------   ------------   ------------   ------------
NET ASSETS:
  Capital...................................    87,150,821    117,103,473    270,605,349    116,233,895
  Accumulated undistributed net investment
    income (loss)...........................        (1,834)         1,232          1,734        134,109
  Accumulated undistributed net realized
    gains on investments....................     3,230,083      5,748,231        550,212        351,895
  Net unrealized appreciation of
    investments.............................    45,232,525    135,959,341      4,407,444      1,965,251
                                              ------------   ------------   ------------   ------------
    Net Assets..............................  $135,611,595   $258,812,277   $275,564,739   $118,685,150
                                              ============   ============   ============   ============
    Outstanding units of beneficial interest
      (shares)..............................    11,883,402     18,408,485     27,287,489     11,422,485
                                              ============   ============   ============   ============
    Net asset value -- redemption price per
      share.................................  $      11.41   $      14.06   $      10.10   $      10.39
                                              ============   ============   ============   ============
    Maximum Sales Charge....................          4.50%          4.50%          4.50%          4.50%
                                              ============   ============   ============   ============
    Maximum Offering Price (100%/(100%-
      Maximum Sales Charge) of net asset
      value adjusted to nearest cent) per
      share.................................  $      11.95   $      14.72   $      10.58   $      10.88
                                              ============   ============   ============   ============

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                                 JUNE 30, 1998

                                                           LIMITED DURATION   U.S. TREASURY
                                                              GOVERNMENT       OBLIGATIONS       PRIME
                                                              SECURITIES      MONEY MARKET    MONEY MARKET
                                                                 FUND             FUND            FUND
                                                           ----------------   -------------   ------------
ASSETS:
  Investments, at value (cost $25,773,907; $14,995,044;
    $174,824,021, respectively)..........................    $25,696,381       $14,995,044    $174,824,021
  Repurchase agreements (cost $3,501,056; $8,381,612;
    $43,737,727, respectively)...........................      3,501,056         8,381,612      43,737,727
                                                             -----------       -----------    ------------
      Total Investments..................................     29,197,437        23,376,656     218,561,748
  Interest and dividends receivable......................        361,516           260,470         277,412
  Receivable for capital shares issued...................             --                --           1,409
  Unamortized organization costs.........................          7,064             7,093          16,347
                                                             -----------       -----------    ------------
      Total Assets.......................................     29,566,017        23,644,219     218,856,916
                                                             -----------       -----------    ------------
LIABILITIES:
  Dividends payable......................................        150,968            90,126         900,714
  Accrued expenses and other payables:
    Investment advisory fees payables....................          7,241             3,807          35,624
    Administration fees payables.........................            465               375           3,436
    Administrative services fees payables................             --                --           7,463
    Other Liabilities....................................         47,354            30,250          48,855
                                                             -----------       -----------    ------------
      Total Liabilities..................................        206,028           124,558         996,092
                                                             -----------       -----------    ------------
NET ASSETS:
  Capital................................................     29,418,844        23,518,365     217,857,293
  Accumulated undistributed net investment income........          4,809             1,890           3,531
  Accumulated undistributed net realized gains (loss) on
    investments..........................................         13,862              (594)             --
  Net unrealized depreciation of investments.............        (77,526)               --              --
                                                             ===========       ===========    ============
      Net Assets.........................................    $29,359,989       $23,519,661    $217,860,824
                                                             ===========       ===========    ============
  Outstanding units of beneficial interest (shares)......      2,946,468        23,520,255     217,860,282
                                                             ===========       ===========    ============
  Net asset value--redemption price per share............    $      9.96       $      1.00    $       1.00
                                                             ===========       ===========    ============
    Maximum Sales Charge.................................           3.00%               --              --
                                                             ===========       ===========    ============
    Maximum Offering Price (100%/(100%-Maximum Sales
      Charge) of net asset value adjusted to nearest
      cent)
      per share..........................................    $     10.27       $      1.00(a) $       1.00(a)
                                                             ===========       ===========    ============

---------------

(a) Maximum offering price and redemption price are the same for the Prime Money Market Fund and the U.S. Treasury Obligations Money Market Fund.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998

                                               AGGRESSIVE    ESTABLISHED   INTERMEDIATE   PENNSYLVANIA
                                                 GROWTH        GROWTH      TERM INCOME     MUNICIPAL
                                                  FUND          FUND           FUND        BOND FUND
                                               -----------   -----------   ------------   ------------
INVESTMENT INCOME:
  Interest income............................  $        --   $        --   $15,878,364     $6,171,986
  Dividend income............................      929,835     3,325,302       450,764         53,709
                                               -----------   -----------   -----------     ----------
     Total Income............................      929,835     3,325,302    16,329,128      6,225,695
                                               -----------   -----------   -----------     ----------
EXPENSES:
  Investment advisory fees...................    1,254,636     1,680,122     1,431,762        715,423
  Administration fees........................      144,284       257,620       274,422        137,123
  Administrative services fees...............       85,108       159,450       158,641         70,068
  Accounting fees............................       41,513        70,172        75,419         43,737
  Transfer agent fees........................       36,487        38,056        27,809         22,799
  Custodian fees.............................       23,981        35,279        67,978          9,868
  Printing costs.............................       22,000        34,008        39,843         19,808
  Registration and filing fees...............       32,294        65,301        78,629         34,019
  Other expenses.............................       34,431        44,740        44,283         46,965
                                               -----------   -----------   -----------     ----------
  Total Expenses.............................    1,674,734     2,384,748     2,198,786      1,099,810
     Less: Expenses voluntarily reduced......     (627,977)     (784,764)     (840,882)      (413,125)
           Expenses paid by third parties....       (1,447)           --            --             --
                                               -----------   -----------   -----------     ----------
  Net Expenses...............................    1,045,310     1,599,984     1,357,904        686,685
                                               -----------   -----------   -----------     ----------
  Net Investment Income (Loss)...............     (115,475)    1,725,318    14,971,224      5,539,010
                                               -----------   -----------   -----------     ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment
     transactions............................    3,491,283     6,257,171     3,610,376        859,782
  Net change in unrealized appreciation of
     investments.............................   10,372,778    47,023,379     3,699,969        465,494
                                               -----------   -----------   -----------     ----------
  Net realized/unrealized gains on
     investments.............................   13,864,061    53,280,550     7,310,345      1,325,276
                                               -----------   -----------   -----------     ----------
  Change in net assets resulting from
     operations..............................  $13,748,586   $55,005,868   $22,281,569     $6,864,286
                                               ===========   ===========   ===========     ==========

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF OPERATIONS, CONTINUED
                        FOR THE YEAR ENDED JUNE 30, 1998

                                                       LIMITED DURATION   U.S. TREASURY
                                                          GOVERNMENT       OBLIGATIONS       PRIME
                                                          SECURITIES      MONEY MARKET    MONEY MARKET
                                                            FUND*             FUND*           FUND
                                                       ----------------   -------------   ------------
INVESTMENT INCOME:
  Interest income....................................     $2,032,660       $1,308,222      $8,761,265
  Dividend income....................................         31,043            5,353          10,650
                                                          ----------       ----------      ----------
     Total Income....................................      2,063,703        1,313,575       8,771,915
                                                          ----------       ----------      ----------
EXPENSES:
  Investment advisory fees...........................        198,771           98,397         623,575
  Administration fees................................         38,098           28,247         179,279
  Administrative services fees.......................         18,070           15,500         131,318
  Accounting fees....................................         32,239           30,875          47,847
  Transfer agent fees................................         22,498           21,952          26,793
  Custodian fees.....................................         17,063           14,499          44,259
  Printing costs.....................................         18,590           15,564          36,948
  Registration and filing fees.......................         16,048           13,204          47,546
  Other expenses.....................................         30,646           23,670          42,759
                                                          ----------       ----------      ----------
  Total Expenses.....................................        392,023          261,908       1,180,324
     Less: Expenses voluntarily reduced..............       (171,276)         (87,881)       (407,377)
           Expenses paid by third parties............         (4,319)            (352)        (18,017)
                                                          ----------       ----------      ----------
  Net Expenses.......................................        216,428          173,675         754,930
                                                          ----------       ----------      ----------
  Net Investment Income..............................      1,847,275        1,139,900       8,016,985
                                                          ----------       ----------      ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions......         30,849             (594)            447
  Net change in unrealized depreciation of
     investments.....................................       (113,342)              --              --
                                                          ----------       ----------      ----------
  Net realized/unrealized gains (losses) on
     investments.....................................        (82,493)            (594)            447
                                                          ----------       ----------      ----------
  Change in net assets resulting from operations.....     $1,764,782       $1,139,306      $8,017,432
                                                          ==========       ==========      ==========

---------------
* Commencement of operations of the Funds was July 1, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            AGGRESSIVE                    ESTABLISHED
                                                            GROWTH FUND                   GROWTH FUND
                                                    ---------------------------   ---------------------------
                                                      FOR THE        FOR THE        FOR THE        FOR THE
                                                     YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                      JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                        1998          1997*           1998          1997*
                                                    ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)....................  $   (115,475)  $    108,559   $  1,725,318   $  1,367,711
  Net realized gains on investment transactions...     3,491,283      1,071,938      6,257,171        551,283
  Net change in unrealized appreciation of
    investments...................................    10,372,778      2,060,746     47,023,379     19,134,379
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    operations....................................    13,748,586      3,241,243     55,005,868     21,053,373
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................            --       (108,559)    (1,728,426)    (1,367,711)
  In excess of net investment income..............        (9,326)            --             --             --
  From net realized gains on investments..........    (1,333,135)            --     (1,060,223)            --
                                                    ------------   ------------   ------------   ------------
  Change in net assets from shareholder
    distributions.................................    (1,342,461)      (108,559)    (2,788,649)    (1,367,711)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....................    35,793,962    107,127,261     50,547,690    184,221,521
  Dividends reinvested............................        58,474          1,009         90,582          6,152
  Cost of shares redeemed.........................   (17,904,786)    (5,003,134)   (34,957,454)   (12,999,095)
                                                    ------------   ------------   ------------   ------------
  Change in net assets from capital
    transactions..................................    17,947,650    102,125,136     15,680,818    171,228,578
                                                    ------------   ------------   ------------   ------------
  Change in net assets............................    30,353,775    105,257,820     67,898,037    190,914,240
NET ASSETS:
  Beginning of period.............................   105,257,820             --    190,914,240             --
                                                    ------------   ------------   ------------   ------------
  End of period...................................  $135,611,595   $105,257,820   $258,812,277   $190,914,240
                                                    ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued..........................................     3,165,205     10,794,978      4,017,497     18,435,219
  Reinvested......................................         5,580            113          7,397            628
  Redeemed........................................    (1,567,686)      (514,788)    (2,769,238)    (1,283,018)
                                                    ------------   ------------   ------------   ------------
Change in shares..................................     1,603,099     10,280,303      1,255,656     17,152,829
                                                    ============   ============   ============   ============

---------------
* Commencement of operations of the Funds were February 3, 1997 and December 2, 1996 respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                         INTERMEDIATE TERM          PENNSYLVANIA MUNICIPAL
                                                            INCOME FUND                    BOND FUND
                                                    ---------------------------   ---------------------------
                                                      FOR THE        FOR THE        FOR THE        FOR THE
                                                     YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                      JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                        1998          1997*           1998          1997*
                                                    ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...........................  $ 14,971,224   $  7,316,278   $  5,539,010   $  3,780,631
  Net realized gains (loss) on investment
    transactions..................................     3,610,376     (3,180,967)       859,782       (500,308)
  Net change in unrealized appreciation
    (depreciation) of investments.................     3,699,969     (1,083,860)       465,494      1,013,284
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    operations....................................    22,281,569      3,051,451      6,864,286      4,293,607
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................   (14,851,779)    (7,316,278)    (5,661,569)    (3,525,784)
  From net realized gains on investments..........            --             --             --         (7,490)
                                                    ------------   ------------   ------------   ------------
  Change in net assets from shareholder
    distributions.................................   (14,851,779)    (7,316,278)    (5,661,569)    (3,533,274)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....................    90,900,761    233,118,215     15,598,673    138,218,349
  Dividends reinvested............................       214,237         47,928         98,698         22,466
  Cost of shares redeemed.........................   (30,838,931)   (21,042,434)   (21,409,397)   (15,806,689)
                                                    ------------   ------------   ------------   ------------
  Change in net assets from capital
    transactions..................................    60,276,067    212,123,709     (5,712,026)   122,434,126
                                                    ------------   ------------   ------------   ------------
  Change in net assets............................    67,705,857    207,858,882     (4,509,309)   123,194,459
NET ASSETS:
  Beginning of period.............................   207,858,882             --    123,194,459             --
                                                    ------------   ------------   ------------   ------------
  End of period...................................  $275,564,739   $207,858,882   $118,685,150   $123,194,459
                                                    ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued..........................................     9,078,840     23,412,762      1,499,902     13,502,154
  Reinvested......................................        21,445          4,916          9,497          2,191
  Redeemed........................................    (3,082,354)    (2,148,120)    (2,061,340)    (1,529,919)
                                                    ------------   ------------   ------------   ------------
Change in shares..................................     6,017,931     21,269,558       (551,941)    11,974,426
                                                    ============   ============   ============   ============

---------------
* Commencement of operations of the Funds were December 2, 1996 and October 1, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                                 U.S. TREASURY
                                             LIMITED DURATION     OBLIGATIONS
                                                GOVERNMENT           MONEY                     PRIME
                                             SECURITIES FUND      MARKET FUND            MONEY MARKET FUND
                                             ----------------   ----------------   -----------------------------
                                                 FOR THE            FOR THE           FOR THE         FOR THE
                                                YEAR ENDED         YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                                 JUNE 30,           JUNE 30,         JUNE 30,        JUNE 30,
                                                  1998*              1998*             1998            1997*
                                             ----------------   ----------------   -------------   -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....................    $ 1,847,275        $  1,139,900     $   8,016,985   $   3,548,971
  Net realized gains (loss) on investment
    transactions...........................         30,849                (594)              447             151
  Net change in unrealized depreciation of
    investments............................       (113,342)                 --                --              --
                                               -----------        ------------     -------------   -------------
  Net increase in net assets resulting from
    operations.............................      1,764,782           1,139,306         8,017,432       3,549,122
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...............     (1,846,910)         (1,139,900)       (8,016,985)     (3,548,971)
  From net realized gains on investments...        (14,793)                 --                --              --
                                               -----------        ------------     -------------   -------------
  Change in net assets from shareholder
    distributions..........................     (1,861,703)         (1,139,900)       (8,016,985)     (3,548,971)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..............     46,256,425          67,930,284       394,707,150     277,292,433
  Dividends reinvested.....................          8,280             226,366           919,724          97,461
  Cost of shares redeemed..................    (16,807,795)        (44,636,395)     (273,616,855)   (181,539,687)
                                               -----------        ------------     -------------   -------------
  Change in net assets from capital
    transactions...........................     29,456,910          23,520,255       122,010,019      95,850,207
                                               -----------        ------------     -------------   -------------
  Change in net assets.....................     29,359,989          23,519,661       122,010,466      95,850,358
NET ASSETS:
  Beginning of period......................             --                  --        95,850,358              --
                                               -----------        ------------     -------------   -------------
  End of period............................    $29,359,989        $ 23,519,661     $ 217,860,824   $  95,850,358
                                               ===========        ============     =============   =============
SHARE TRANSACTIONS:
  Issued...................................      4,624,486          67,930,284       394,707,185     277,292,433
  Reinvested...............................            829             226,366           919,745          97,461
  Redeemed.................................     (1,678,847)        (44,636,395)     (273,616,855)   (181,539,687)
                                               -----------        ------------     -------------   -------------
Change in shares...........................      2,946,468          23,520,255       122,010,075      95,850,207
                                               ===========        ============     =============   =============

---------------
* Commencement of operations of the Funds were July 1, 1997, July 1, 1997 and October 7, 1996 respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (93.1%):
Aerospace/Defense--Equipment (5.6%):
   74,000 Cordant Technologies, Inc.....  $  3,413,250
   40,000 Northrop Grumman Corp.........     4,125,000
                                          ------------
                                             7,538,250
                                          ------------
Automotive Parts (3.7%):
  144,000 Gentex Corp.(b)...............     2,610,000
  100,000 Mascotech, Inc................     2,400,000
                                          ------------
                                             5,010,000
                                          ------------
Banks (2.3%):
   66,000 First American
            Corp.--Tennessee............     3,176,250
                                          ------------
Biotechnology (0.3%):
  100,000 Interneuron Pharmaceuticals,
            Inc.(b).....................       362,500
                                          ------------
Chemicals (4.2%):
  130,000 Airgas, Inc.(b)...............     1,868,750
   80,000 Lesco, Inc....................     1,500,000
   60,000 Valspar Corp..................     2,377,500
                                          ------------
                                             5,746,250
                                          ------------
Communication--Equipment (0.1%):
   50,000 Transcrypt International,
            Inc.(b).....................       168,500
                                          ------------
Computer Networks (2.1%):
  250,000 Computer Network Tech
            Corp.(b)....................     1,156,250
   70,000 Seagate Technology, Inc.(b)...     1,666,875
                                          ------------
                                             2,823,125
                                          ------------
Computer Software (12.7%):
  120,000 Affiliated Computer Services,
            Inc.(b).....................     4,620,000
   50,000 Ansys, Inc.(b)................       493,750
   32,400 Applied Graphics
            Technologies(b).............     1,482,300
  170,000 Compuware Corp.(b)............     8,691,249
   35,000 Dialogic Corp.(b).............     1,041,250
  100,000 Mosaix, Inc.(b)...............       981,250
                                          ------------
                                            17,309,799
                                          ------------
Computers (3.2%):
  160,000 Hutchinson Technology,
            Inc.(b).....................     4,360,000
                                          ------------
Construction Materials (1.5%):
   50,000 Fleetwood Enterprises, Inc....     2,000,000
                                          ------------
Educational Services (3.9%):
  240,000 Devry, Inc.(b)................     5,265,000
                                          ------------

SHARES OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Electrical Equipment (1.4%):
   60,000 C-Cube Microsystems,
            Inc.(b).....................  $  1,113,750
   70,000 Cirrus Logic, Inc.(b).........       778,750
                                          ------------
                                             1,892,500
                                          ------------
Financial Services (1.0%):
   60,000 Willis Lease Finance
            Corp.(b)....................     1,372,500
                                          ------------
Financial--Securities Brokers (3.8%):
   64,000 Legg Mason, Inc...............     3,684,000
   55,000 United Asset Management
            Corp........................     1,440,313
                                          ------------
                                             5,124,313
                                          ------------
Food & Related (3.4%):
   50,000 U.S. Foodservice(b)...........     1,753,125
   48,000 Whole Foods Market, Inc.(b)...     2,904,000
                                          ------------
                                             4,657,125
                                          ------------
Furniture & Furnishings (3.0%):
   80,000 Bush Industries, Inc..........     1,740,000
   92,000 Leggett & Platt, Inc..........     2,300,000
                                          ------------
                                             4,040,000
                                          ------------
Homebuilders--Mobile Homes (0.8%):
   85,000 Winnebago Industries, Inc.....     1,062,500
                                          ------------
Hotel Management & Related Services (1.1%):
   70,000 La Quinta Inns, Inc...........     1,478,750
                                          ------------
Household Products (1.5%):
   35,000 Premark International, Inc....     1,128,750
   30,000 Tupperware Corp...............       843,750
                                          ------------
                                             1,972,500
                                          ------------
Insurance (1.1%):
   32,000 Arthur J. Gallagher &
            Company.....................     1,432,000
                                          ------------
Leisure (0.5%):
   40,000 K2, Inc.......................       705,000
                                          ------------
Machinery & Equipment (2.1%):
  110,000 Flow International Corp.(b)...     1,278,750
  175,000 PSC, Inc.(b)..................     1,585,938
                                          ------------
                                             2,864,688
                                          ------------
Medical--Biotechnology (0.8%):
  164,000 Integra Lifesciences
            Corp.(b)....................     1,148,000
                                          ------------
Medical--Hospital Management Services (3.3%):
   50,000 Cerner Corp.(b)...............     1,415,625
  125,000 Genesis Health Ventures,
            Inc.(b).....................     3,125,000
                                          ------------
                                             4,540,625
                                          ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Medical Equipment & Supplies (7.6%):
  100,000 Mentor Corp. Minnesota........  $  2,424,999
  120,000 Respironics, Inc.(b)..........     1,867,500
   60,000 St Jude Medical, Inc.(b)......     2,208,750
  135,000 Syncor International
            Corp.(b)....................     2,328,750
   25,000 Visx, Inc.(b).................     1,487,500
                                          ------------
                                            10,317,499
                                          ------------
Medical--Health Management Organization (1.4%):
   30,000 United Health Care Corp.......     1,905,000
                                          ------------
Oil & Gas (3.3%):
   50,000 Forest Oil Corp.(b)...........       715,625
  100,000 Lomak Petroleum, Inc..........     1,043,750
  100,000 Patina Oil & Gas..............       700,000
   55,000 Triton Energy Ltd.(b).........     1,962,813
                                          ------------
                                             4,422,188
                                          ------------
Retail--General Merchandise (1.7%):
   70,000 Fingerhut Companies, Inc......     2,310,000
                                          ------------
Technology Equipment (4.3%):
   80,000 CFM Technologies, Inc.(b).....     1,160,000
  100,000 Credence Systems Corp.(b).....     1,900,000
  120,000 Integrated Circuit Systems,
            Inc.(b).....................     1,995,000
   40,000 Lam Research Corp.(b).........       765,000
                                          ------------
                                             5,820,000
                                          ------------
Telecommunication--Equipment (3.5%):
  120,000 Digi International, Inc.(b)...     2,430,000
   60,000 ECI Telecommunications,
            Ltd.........................     2,272,500
                                          ------------
                                             4,702,500
                                          ------------
Telecommunications (0.6%):
   80,000 Glenayre Technologies,
            Inc.(b).....................       860,000
                                          ------------

SHARES OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Telecommunications--Services and Equipment (1.8%):
  100,000 Picturetel Corp.(b)...........  $    925,000
   70,000 Transaction Network Services,
            Inc.(b).....................     1,474,375
                                          ------------
                                             2,399,375
                                          ------------
Textile (3.4%):
   80,000 Lydall, Inc.(b)...............     1,165,000
  100,000 Unifi, Inc....................     3,425,000
                                          ------------
                                             4,590,000
                                          ------------
Utilities--Electric (1.1%):
  113,000 Trigen Energy Corp............     1,518,438
                                          ------------
Wholesale--Food Products (1.0%):
   65,000 Worthington Foods, Inc........     1,360,938
                                          ------------
    Total Common Stocks.................   126,256,113
                                          ------------
INVESTMENT COMPANIES (6.9%):
  672,021 Federated Government
            Obligation Fund.............       672,021
5,072,523 Federated Prime Obligation
            Fund........................     5,072,523
2,885,788 KeyPremier Prime Money Market
            Fund........................     2,885,788
  738,382 KeyPremier U.S. Treasury
            Obligations Money Market....       738,382
                                          ------------
    Total Investment Companies..........     9,368,714
                                          ------------
    Total Investments
      (Cost $90,392,302)(a)--100.0%.....   135,624,827
    Liabilities in excess of other
  assets--0.0%..........................      (13,232)
                                          ------------
    TOTAL NET ASSETS--100.0%............  $135,611,595
                                          ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $55,073,942
         Unrealized depreciation.........................   (9,841,417)
                                                           -----------
         Net unrealized appreciation.....................  $45,232,525
                                                           ===========

(b) Represents non-income producing securities

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS (96.8%):
Aerospace/Defense--Equipment (1.9%):
     7,000 Boeing Co.....................  $    311,938
    60,000 Textron, Inc..................     4,301,250
     4,600 United Technologies Corp......       425,500
                                           ------------
                                              5,038,688
                                           ------------
Agriculture (0.2%):
    10,000 Monsanto Corp.................       558,750
                                           ------------
Automotive Parts (2.1%):
    34,000 Autoliv, Inc..................     1,079,500
    24,000 Eaton Corp....................     1,866,000
    50,000 Echlin, Inc...................     2,453,125
                                           ------------
                                              5,398,625
                                           ------------
Banks (4.8%):
     7,000 Allied Irish Banks PLC, ADR...       600,688
    74,480 First Union Corp..............     4,338,460
    72,000 Fleet Financial Group, Inc....     6,011,999
    40,000 Norwest Corp..................     1,495,000
                                           ------------
                                             12,446,147
                                           ------------
Beverages (3.3%):
   101,000 Coca-Cola Co..................     8,635,500
                                           ------------
Biotechnology (0.7%):
    50,000 Centocor, Inc.(b).............     1,812,500
                                           ------------
Chemicals (2.0%):
    65,000 Hercules, Inc.................     2,673,125
   100,000 Morton International, Inc.....     2,500,000
                                           ------------
                                              5,173,125
                                           ------------
Computer Networks (1.7%):
    40,000 Seagate Technology, Inc.(b)...       952,500
   100,000 Silicon Graphics, Inc.(b).....     1,212,500
    50,000 Sun Microsystems, Inc.(b).....     2,171,875
                                           ------------
                                              4,336,875
                                           ------------
Computer Software (7.6%):
    90,000 Automatic Data Processing,
             Inc.........................     6,558,750
   165,000 Computer Associates
             International, Inc..........     9,167,812
   150,000 Netscape Communications Corp.
             (b).........................     4,059,375
                                           ------------
                                             19,785,937
                                           ------------
Computers--Main & Mini (1.1%):
   100,000 Compaq Computer Corp..........     2,837,500
                                           ------------
Cosmetics/Personal Care (3.2%):
    90,000 Procter & Gamble Co...........     8,195,625
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Diversified/Conglomerate (4.6%):
     7,000 Du Pont E.I. de Nemours &
             Co..........................  $    522,375
   107,000 General Electric Co...........     9,736,999
    70,000 Republic Industries, Inc.
             (b).........................     1,750,000
                                           ------------
                                             12,009,374
                                           ------------
Electronic Components (0.8%):
    85,000 Micron Technology, Inc........     2,109,063
                                           ------------
Financial Services (10.5%):
    62,000 Capital One Financial Corp....     7,699,625
   120,000 Fannie Mae....................     7,290,000
   130,000 Morgan Stanley Dean Witter
             Discover & Co...............    11,878,749
                                           ------------
                                             26,868,374
                                           ------------
Food Processing & Packaging (2.0%):
     6,000 Bestfoods.....................       348,375
   152,000 ConAgra, Inc..................     4,816,500
                                           ------------
                                              5,164,875
                                           ------------
Furniture & Furnishings (2.9%):
    50,000 Armstrong World Industries,
             Inc.........................     3,368,750
   112,500 Lancaster Colony Corp.........     4,260,938
                                           ------------
                                              7,629,688
                                           ------------
Insurance (0.4%):
    13,000 Aetna, Inc....................       989,625
                                           ------------
Manufacturing (1.3%):
     4,000 Minnesota Mining and
             Manufacturing Co............       328,750
     7,000 PPG Industries, Inc...........       486,938
    46,000 Tecumseh Products Co., Class
             B...........................     2,633,500
                                           ------------
                                              3,449,188
                                           ------------
Medical--Hospital Management Services (1.9%):
   200,000 Genesis Health Ventures, Inc.
             (b).........................     5,000,000
                                           ------------
Medical Instruments (3.9%):
   160,000 Medtronic, Inc................    10,200,000
                                           ------------
Medical--Health Management Organization (2.0%):
    80,000 United Health Care Corp.......     5,080,000
                                           ------------
Mining (2.2%):
    75,000 Potash Corp. of Saskatchewan,
             Inc.........................     5,667,188
                                           ------------
Motor Vehicles (2.2%):
   100,000 Chrysler Corp.................     5,637,500
                                           ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Oil & Gas (4.1%):
    74,000 Coastal Corp..................  $  5,166,125
     5,000 Exxon Corp....................       356,563
    65,000 Mobil Corp....................     4,980,625
                                           ------------
                                             10,503,313
                                           ------------
Pharmaceuticals (9.0%):
    56,000 American Home Products
             Corp........................     2,898,000
    60,000 Astra AB, Class A.............     1,230,000
    36,000 Johnson & Johnson.............     2,655,000
     8,000 Merck & Co., Inc..............     1,070,000
   150,000 Schering-Plough Corp..........    13,743,749
    21,000 Warner Lambert Co.............     1,456,875
                                           ------------
                                             23,053,624
                                           ------------
Restaurants (1.4%):
   155,000 Wendy's International, Inc....     3,642,500
                                           ------------
Retail--Apparel (1.8%):
    75,000 Gap, Inc......................     4,621,875
                                           ------------
Telecommunications (4.5%):
    10,000 Alltel Corporation............       465,000
     6,500 General Telephone Electric
             Corp........................       361,563
   110,000 Loral Space & Communications
             Ltd. (b)....................     3,107,500
    50,000 Motorola, Inc.................     2,628,125
    71,000 Sprint Corp...................     5,005,500
                                           ------------
                                             11,567,688
                                           ------------
Textile (2.8%):
   210,000 Unifi, Inc....................     7,192,500
                                           ------------
Tools (3.1%):
   220,000 Danaher Corp..................     8,071,250
                                           ------------
Transportation (0.2%):
     5,000 Burlington Northern Santa Fe
             Corp........................       490,938
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities--Electric (2.9%):
   109,000 Baltimore Gas & Electric
             Co..........................  $  3,385,813
    88,000 Consolidated Edison Co. of New
             York........................     4,053,500
                                           ------------
                                              7,439,313
                                           ------------
Utilities--Gas & Pipeline (3.7%):
    75,000 Sonat, Inc....................     2,896,875
   200,000 Williams Cos., Inc............     6,750,000
                                           ------------
                                              9,646,875
                                           ------------
    Total Common Stocks..................   250,254,023
                                           ------------
PREFERRED STOCKS (0.1%):
Insurance (0.1%):
     4,419 Aetna Services, Inc...........       331,977
                                           ------------
    Total Preferred Stocks...............       331,977
                                           ------------
INVESTMENT COMPANIES (2.9%):
   336,825 Federated Government
             Obligation Fund.............       336,825
 2,054,106 Federated Prime Obligation
             Fund........................     2,054,106
 4,677,316 KeyPremier Prime Money Market
             Fund........................     4,677,316
   553,247 KeyPremier U.S. Treasury
             Obligations Money Market
             Fund........................       553,247
                                           ------------
    Total Investment Companies...........     7,621,494
                                           ------------
    Total Investments
      (Cost $122,248,153)(a)--99.8%......   258,207,494
    Other assets in excess of
  liabilities--0.2%......................       604,783
                                           ------------
    TOTAL NET ASSETS--100.0%.............  $258,812,277
                                           ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $139,689,256
         Unrealized depreciation.........................    (3,729,915)
                                                           ------------
         Net unrealized appreciation.....................  $135,959,341
                                                           ============

(b) Represents non-income producing securities

ADR -- American Depository Receipt

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
ASSET BACKED SECURITIES (1.7%):
 4,500,000 IMC Home Equity Loan Trust,
             Series 97-1, Class A-3,
             6.82% 10/25/11..............  $  4,592,160
                                           ------------
    Total Asset Backed Securities........     4,592,160
                                           ------------
CORPORATE BONDS (52.6%):
Automotive (1.8%):
 5,000,000 General Motors Corp., 6.25%,
             5/1/05......................     5,018,750
                                           ------------
Banks (10.0%):
 2,500,000 Amsouth Bank of Alabama,
             6.45%, 2/1/18...............     2,515,625
 6,000,000 First of America Bank, 7.75%,
             7/15/04.....................     6,510,000
 6,000,000 First Union Corp., 6.55%,
             10/15/35....................     6,225,000
 6,000,000 Key Bank N.A., 6.50%,
             4/15/08.....................     6,097,500
 6,000,000 Wachovia Corp., 6.61%,
             10/1/25.....................     6,262,500
                                           ------------
                                             27,610,625
                                           ------------
Clothing (2.2%):
 6,000,000 Tommy Hilfiger USA, Inc.,
             6.50%, 6/1/03...............     5,970,000
                                           ------------
Entertainment (2.6%):
 6,000,000 Time Warner Entertainment,
             8.375%, 3/15/23.............     7,102,500
                                           ------------
Financial Services (21.9%):
 5,000,000 Abbey National First Capital,
             8.20%, 10/15/04.............     5,506,250
10,050,000 American Express Master Trust,
             Series 1994-3, Class A,
             7.85%.......................    11,054,196
 5,000,000 8/15/05 Associates Corp N.A.,
             6.375%, 7/15/02.............     5,050,000
 5,000,000 Associates Corp N.A., 6.5%,
             7/15/02.....................     5,068,750
 2,000,000 Cincinnati Financial Corp.,
             6.90%, 5/15/28..............     2,045,000
 4,000,000 Commercial Credit Co., 7.75%,
             3/1/05......................     4,330,000
 6,000,000 Dow Capital BV, 9.20%,
             6/1/10......................     7,402,500
 6,000,000 International Lease Financial
             Corp., 5.90%, 4/15/02.......     5,970,000
 8,000,000 Lehman Brothers Holdings,
             6.50%, 7/18/00..............     8,070,000
 6,000,000 Spieker Properties LP, 7.35%,
             12/01/17....................     6,187,500
                                           ------------
                                             60,684,196
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Industrials (5.6%):
 2,000,000 Beckman Instruments, Inc.,
             7.05%, 6/1/26...............  $  2,120,000
 6,000,000 Coca-Cola Put Asset Trust,
             6.00%, 3/15/01(b)...........     5,992,500
 7,000,000 Lowe's Companies, Inc.,
             6.875%, 2/15/28.............     7,262,500
                                           ------------
                                             15,375,000
                                           ------------
Pharmaceuticals (3.0%):
 8,000,000 Eli Lilly & Co., 6.57%,
             01/01/16....................     8,250,000
                                           ------------
Telecommunications (2.5%):
 6,000,000 Motorola, Inc., 7.5%,
             5/15/25.....................     6,862,500
                                           ------------
Utilities--Electric (3.0%):
 6,000,000 Public Service--Electric &
             Gas, 6.50%, 5/1/04..........     6,150,000
 1,900,000 Toledo Edison, 9.50%,
             4/1/01......................     2,033,000
                                           ------------
                                              8,183,000
                                           ------------
    Total Corporate Bonds................   145,056,571
                                           ------------
U.S. GOVERNMENT AGENCIES/
  MORTGAGE BACKED SECURITIES (26.0%):
Freddie Mac (5.7%):
 7,758,221 6.00%, 12/1/12, Pool #
             E00526......................     7,686,923
 4,219,882 6.50%, 3/1/18, Pool #
             C90209......................     4,205,408
 3,892,684 6.50%, 11/1/27, Gold Pool #
             D84133......................     3,879,527
                                           ------------
                                             15,771,858
                                           ------------
Fannie Mae (6.1%):
 7,000,000 Medium Term Note, 6.0%,
             1/14/05.....................     7,017,290
10,000,000 Zero Coupon, 2/1/19...........     2,967,400
 6,837,658 7.00%, 11/1/27, Pool #
             395783......................     6,933,795
                                           ------------
                                             16,918,485
                                           ------------
Government National Mortgage Association (14.2%):
 7,928,858 6.25%, 3/20/22................     7,919,422
 4,520,436 7.00%, 10/15/24, Pool #
             780385......................     4,607,907
13,912,888 7.50%, 7/15/27, Pool #
             439599......................    14,292,849
 4,245,912 6.75%, 5/15/28, Pool #
             474256......................     4,275,081
 8,080,000 6.0%, 6/15/28, Pool #
             462800......................     7,893,110
                                           ------------
                                             38,988,369
                                           ------------
    Total U.S. Government Agencies/
      Mortgage Backed Securities.........    71,678,712
                                           ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
U.S. TREASURY OBLIGATIONS (16.5%):
10,000,000 8.875%, 2/15/99...............  $ 10,204,400
11,000,000 7.75%, 2/15/01................    11,584,540
 2,000,000 6.25%, 4/30/01................     2,036,540
 6,000,000 11.625%, 11/15/02.............     7,393,320
11,000,000 8.125%, 5/15/21...............    14,309,570
                                           ------------
    Total U.S. Treasury Obligations......    45,528,370
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
INVESTMENT COMPANIES (2.3%):
 1,092,559 Federated Government
             Obligation Fund.............  $  1,092,559
 2,283,669 Federated Prime Obligation
             Fund........................     2,283,669
 2,795,172 KeyPremier Prime Money Market
             Fund........................     2,795,172
    76,168 KeyPremier U.S. Treasury
             Obligations Money Market
             Fund........................        76,168
                                           ------------
    Total Investment Companies...........     6,247,568
                                           ------------
    Total Investments
      (Cost $268,695,937)(a)--99.1%......   273,103,381
    Other assets in excess of
  liabilities--0.9%......................     2,461,358
                                           ------------
    TOTAL NET ASSETS--100.0%.............  $275,564,739
                                           ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $5,038,081
         Unrealized depreciation.........................    (630,637)
                                                           ----------
         Net unrealized appreciation.....................  $4,407,444
                                                           ==========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS (86.6%):
Pennsylvania (86.6%):
$1,525,000   Allegheny Hospital, Pennsylvania, 5.00%, 7/1/09, Callable
               7/1/07 @ 102, MBIA........................................  $  1,565,031
 1,000,000   Altoona, Pennsylvania City Authority Water Revenue, 5.10%,
               11/1/12, Callable 11/1/07 @ 100, FGIC.....................     1,013,750
 1,330,000   Berks County, Pennsylvania Municipal Authority, 7.10%,
               5/15/22, Prerefunded 5/15/04 @ 100, FGIC..................     1,527,838
 1,000,000   Bethel Park, Pennsylvania School District, 5.40%, 8/1/00,
               Callable 8/1/99 @ 100, FGIC...............................     1,014,790
 1,000,000   Bethlehem, Pennsylvania Area School District, 4.85%, 9/1/10,
               Callable 9/1/07 @ 100, FGIC...............................     1,010,000
 1,000,000   Bethlehem, Pennsylvania Area School District, Series A,
               6.50%, 9/1/00, AMBAC......................................     1,052,500
 2,065,000   Bethlehem, Pennsylvania Water Authority, Series A, 6.30%,
               11/15/15, Prerefunded 11/15/02
               @ 100, MBIA...............................................     2,243,106
 2,080,000   Blair County, Pennsylvania Hospital Health Care Bond,
               Secured, 5.30%, 8/15/17, Callable 8/15/07
               @ 102, MBIA...............................................     2,108,600
 1,000,000   Bucks County, Pennsylvania Technical School Authority,
               5.38%, 8/15/15, Callable 2/15/06
               @ 100, AMBAC..............................................     1,021,250
 1,000,000   Bucks County, Pennsylvania, Series A, 6.00%, 3/1/01.........     1,048,750
 1,900,000   Central Dauphin, Pennsylvania School District, 6.00%,
               6/1/01....................................................     1,997,375
   250,000   Dauphin County, Pennsylvania General Authority Health
               Center, 5.90%, 1/1/00.....................................       255,313
 3,000,000   Ephrata, Pennsylvania Area School District, Series A, 6.80%,
               4/15/11, Prerefunded 4/15/01
               @ 100, FGIC...............................................     3,213,750
 1,000,000   Hempfield, Pennsylvania School District, Lancaster County,
               6.40%, 8/15/05, Prerefunded 8/15/02 @ 100, FGIC...........     1,083,750
   500,000   Lycoming County, Pennsylvania Hospital Authority, Series B,
               7.40%, 7/1/99.............................................       517,745
 1,000,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.00%, 9/1/01..........................     1,052,500
 2,155,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.90%, 10/15/06, Callable 10/15/01 @
               102, MBIA.................................................     2,359,725
 2,000,000   Pennsylvania Housing Finance Agency, Rental Housing, 5.40%,
               1/1/00, FNMA..............................................     2,040,000
   500,000   Pennsylvania Housing Financial Agency, Single Family
               Mortgage, Series 36, 5.45%, 10/1/14, Callable 10/1/03 @
               102.......................................................       508,750
 2,000,000   Pennsylvania Infrastructure Investment Authority, 6.00%,
               9/1/03, MBIA..............................................     2,160,000
 2,000,000   Pennsylvania Intergovernmental Cooperation Authority, 7.00%,
               6/15/14, Prerefunded 6/15/05
               @ 100, FGIC...............................................     2,327,500
 4,000,000   Pennsylvania Manor School District Pennsylvania, 5.20%,
               6/1/16, Callable 6/01/06 @ 100, FGIC......................     4,030,000
 2,075,000   Pennsylvania Second Service-Referendum & Projects, 5.60%,
               6/15/14, Callable 6/15/04
               @ 101.5, MBIA.............................................     2,176,156
 1,375,000   Pennsylvania State Higher Education Assistance Agency,
               Student Loan Revenue, Series A, 6.80%,
               12/1/00, FGIC.............................................     1,455,781
   575,000   Pennsylvania State Higher Education Facilities Authority,
               5.90%, 8/15/00............................................       597,281
 1,000,000   Pennsylvania State Higher Education Facilities Authority,
               Drexel University, 7.00%, 5/1/02, Prerefunded 5/1/00 @
               100, MBIA.................................................     1,053,750
 3,925,000   Pennsylvania State Higher Education Facilities Authority,
               Series A, 5.35%, 1/1/08,
               Callable 1/1/06 @ 101.....................................     4,145,781
 1,750,000   Pennsylvania State Higher Education Facilities Authority,
               Series D, 7.15%, 6/15/15, Prerefunded 6/15/00 @ 100,
               MBIA......................................................     1,852,813
   260,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A,
               6.88%, 7/1/99.............................................       266,773

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, Continued:
$1,425,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A,
               5.90%, 8/15/00............................................  $  1,478,438
 3,560,000   Pennsylvania State Higher Education Facilities Authority,
               University of Pennsylvania, 4.50%, 7/15/15, Callable
               7/15/08 @ 100.............................................     3,333,050
 3,740,000   Pennsylvania State Higher Education Facilities Authority,
               University of Pennsylvania, 4.50%, 7/15/16, Callable
               7/15/08 @ 100.............................................     3,473,525
 2,000,000   Pennsylvania State Higher Education, Duquesne University,
               Series A, 7.00%, 4/1/10, Callable 4/1/01 @ 100, MBIA......     2,135,000
 1,500,000   Pennsylvania State Industrial Development Authority,
               Economic Development, 5.00%,
               7/1/00, AMBAC.............................................     1,528,125
 1,655,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.75%, 2/15/14,
               Callable 2/15/08 @ 100, FGIC..............................     1,609,488
 1,735,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.80%, 2/15/15,
               Callable 2/15/08 @ 100, FGIC..............................     1,689,456
 1,820,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.85%, 2/15/16,
               Callable 2/15/08 @ 100, FGIC..............................     1,776,775
 1,000,000   Pennsylvania State Turnpike, Series J, 6.40%, 12/1/00,......     1,055,000
 2,000,000   Pennsylvania State, Series A, 6.70%, 1/1/02, Prerefunded
               1/1/01 @ 101.5, MBIA......................................     2,152,500
 1,000,000   Philadelphia, Pennsylvania Gas Works, 14th Series, 5.50%,
               7/1/04, FSA...............................................     1,061,250
 7,160,000   Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority Revenue, 5.00%, 5/15/11, Callable
               5/15/08 @ 101.............................................     7,186,850
 1,000,000   Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority, Children's Hospital Series A, 6.50%,
               2/15/21, Prerefunded 2/15/02 @ 102........................     1,096,250
 7,000,000   Philadelphia, Pennsylvania School District Series B, 5.50%,
               9/1/15, Callable 9/01/05 @ 102, AMBAC.....................     7,306,249
 5,000,000   Philadelphia, Pennsylvania Water & Waste Revenue, 5.00%,
               8/1/13, Callable 8/01/07 @ 102............................     5,012,500
 1,000,000   Philadelphia, Pennsylvania Water & Wastewater, 6.25%,
               8/1/02, MBIA..............................................     1,077,500
 1,000,000   Pittsburgh, Pennsylvania Water & Sewer Authority, Series A,
               6.00%, 9/1/16, Prerefunded 9/1/01
               @ 100, FGIC...............................................     1,057,500
 1,265,000   Pottsville Hospital & Warne Clinic, 5.25%, 7/1/10...........     1,263,419
   500,000   Pottsville Hospital & Warne Clinic, 5.50%, 7/1/18, Callable
               7/1/08 @ 100..............................................       494,375
 1,700,000   Sayre, Pennsylvania Health Care Facilities Authority, Series
               A, 6.60%, 3/1/01, AMBAC...................................     1,802,000
 3,800,000   Tredyffrin Township, Pennsylvania, 5.25%, 11/15/17, Callable
               11/15/06 @ 100............................................     3,847,500
 1,500,000   Washington County, Pennsylvania Hospital Authority, 5.88%,
               12/15/13, Callable 12/15/02
               @ 102, AMBAC..............................................     1,586,250
 1,000,000   West Shore, Pennsylvania School District, 6.40%, 9/1/01,
               Partially Prerefunded 9/1/98 @ 100, FGIC..................     1,004,210
 1,850,000   York County, Pennsylvania Industrial Development Authority,
               6.25%, 7/1/02.............................................     1,981,812
                                                                           ------------
                                                                            102,709,380
                                                                           ------------
             Total Municipal Bonds.......................................   102,709,380
                                                                           ============
U.S. TREASURY OBLIGATIONS (11.0%):
U.S. Treasury Notes (11.0%):
10,000,000   15.75%, 11/15/01............................................    13,113,900
                                                                           ------------
             Total U.S. Treasury Obligations.............................    13,113,900
                                                                           ============

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
INVESTMENT COMPANIES (1.3%):
$  874,273   Federated Pennsylvania Municipal Cash Fund..................  $    874,273
   702,897   Federated Pennsylvania Municipal Cash Trust Service.........       702,897
                                                                           ------------
    Total Investment Companies...........................................     1,577,170
                                                                           ------------
    Total Investments (Cost $115,435,199)(a)--98.9%......................   117,400,450
Other assets in excess of liabilities--1.1%..............................     1,284,700
                                                                           ------------
             TOTAL NET ASSETS--100.0%....................................  $118,685,150
                                                                           ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $2,509,808
         Unrealized depreciation.........................    (544,557)
                                                           ----------
         Net unrealized appreciation.....................  $1,965,251
                                                           ==========

AMBAC  -- AMBAC Indemnity Corp.
FGIC   -- Insured by the Financial Guaranty Insurance Corp.
MBIA   -- Insured by the Municipal Bond Insurance Assoc.
FSA    -- Financial Security Assurance Corp.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  -----------
U.S. GOVERNMENT AGENCIES (16.2%):
Freddie Mac (10.4%):
$2,858,285 9.00%, 4/1/16.................  $ 3,047,646
                                           -----------
Fannie Mae (0.0%):
        48 10.00%, 10/1/00...............           51
                                           -----------
Government National Mortgage Association (5.8%):
   154,734 8.50%, 2/15/17, Pool
             #203632.....................      165,614
    67,384 8.50%, 4/15/17, Pool
             #189291.....................       72,122
   382,461 8.50%, 7/15/21, Pool
             #306066.....................      409,234
   556,619 8.50%, 7/15/21, Pool
             #307983.....................      595,232
   446,238 8.50%, 1/15/23, Pool
             #341948.....................      474,543
                                           -----------
                                             1,716,745
                                           -----------
    Total U.S. Government Agencies.......    4,764,442
                                           -----------
U.S. TREASURY OBLIGATIONS (47.9%):
U.S. Treasury Bonds (3.6%):
 1,000,000 6.125%, 11/15/27..............    1,071,510
                                           -----------
U.S. Treasury Notes (44.3%):
 3,000,000 5.75%, 12/31/98...............    3,006,240
 1,000,000 5.88%, 3/31/99................    1,002,980
 9,000,000 5.38%, 1/31/00................    8,978,490
                                           -----------
                                            12,987,710
                                           -----------
    Total U.S. Treasury Obligations......   14,059,220
                                           -----------

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  -----------
U.S. GOVERNMENT GUARANTEED SECURITIES (23.4%):
Israel Aid (6.2%)
$1,825,000 4.88%, 9/15/98................  $ 1,822,719
                                           -----------
Private Export Funding Company (17.2%):
 5,000,000 9.10%, 10/30/98...............    5,050,000
                                           -----------
    Total U.S. Government Guaranteed
  Securities.............................    6,872,719
                                           -----------
REPURCHASE AGREEMENTS (11.9%):
 3,501,056 Lehman Brothers, dated
             6/30/98, 5.70%, matures
             7/1/98, Proceeds at maturity
             $3,501,610 (Collateralized
             by $9,225,000 FICO Strip,
             3/7/14, Market Value =
             $3,572,289).................    3,501,056
                                           -----------
    Total Repurchase Agreements..........    3,501,056
                                           -----------
    Total Investments
      (Cost $29,274,963)(a)--99.4%.......   29,197,437
    Other assets in excess of liabilities
  0.6%...................................      162,552
                                           -----------
    TOTAL NET ASSETS--100.0%.............  $29,359,989
                                           ===========

---------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $ 22,368
         Unrealized depreciation.........................   (99,894)
                                                           --------
         Net unrealized depreciation.....................  $(77,526)
                                                           ========

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT            DESCRIPTION               COST
---------- ------------------------------  -----------
U.S. TREASURY SECURITIES (33.8%):
U.S. Treasury Bills (16.7%):
$4,000,000 5.04%, 10/22/98...............  $ 3,936,783
                                           -----------
U.S. Treasury Notes (17.1%):
 4,000,000 9.25%, 8/15/98................    4,018,442
                                           -----------
    Total U.S. Treasury Securities.......    7,955,225
                                           -----------
U.S. GOVERNMENT GUARANTEED SECURITIES (29.9%):
Israel Aid (12.7%):
 3,000,000 4.88%, 9/15/98................    2,994,946
                                           -----------
Private Export Funding Company (17.2%):
 4,000,000 9.10%, 10/30/98...............    4,044,873
                                           -----------
    Total U.S. Government Guaranteed
        Securities.......................    7,039,819
                                           -----------

SHARES OR
PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT            DESCRIPTION               COST
---------- ------------------------------  -----------
U.S. TREASURY COLLATERALIZED REPURCHASE AGREEMENTS
(35.7%):
$4,535,612 Lehman Brothers, dated
             6/30/98, 5.50%, matures
             7/1/98, Proceeds at maturity
             $4,536,305 (Collateralized
             by $8,380,000
             U.S. Treasury STRIPS,
             2/15/08-8/15/13, Market
             Value = $4,627,281).........  $ 4,535,612
 3,846,000 Merrill Lynch Securities Inc.,
             dated 6/30/98, 5.60%,
             matures 7/1/98, Proceeds at
             maturity $3,862,255
             (Collateralized by
             $3,900,000 U.S. Treasury
             Notes, 10/31/99, Market
             Value = $3,937,569).........    3,846,000
                                           -----------
    Total U.S. Treasury Collateralized
      Repurchase Agreements..............    8,381,612
                                           -----------
    Total Investments
      (Amortized Cost
$23,376,656)(a)--99.4%...................   23,376,656
    Other assets in excess of
  liabilities--0.6%......................      143,005
                                           -----------
    TOTAL NET ASSETS--100.0%.............  $23,519,661
                                           ===========

---------

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

 SHARES OR
 PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT             DESCRIPTION                COST
----------- ------------------------------  ------------
CERTIFICATE OF DEPOSIT (8.3%):
Financial Services (8.3%):
$ 5,000,000 Bankers Trust Corp.,* 5.82%,
              7/14/98.....................  $  5,000,000
  3,000,000 Bankers Trust,** 5.58%,
              2/19/99.....................     2,998,705
 10,000,000 Wilmington Trust, 5.6%,
              9/18/98.....................    10,000,000
                                            ------------
    Total Certificate of Deposit..........    17,998,705
                                            ------------
COMMERCIAL PAPER (54.0%):
Agriculture (4.6%):
 10,000,000 Cargill, 6.10%, 7/1/98........    10,000,000
                                            ------------
Automotive (3.0%):
  6,600,000 Daimler-Benz, 5.55%,
              7/13/98.....................     6,587,790
                                            ------------
Entertainment (4.6%):
 10,000,000 Walt Disney Co., 6.05%,
              7/1/98......................    10,000,000
                                            ------------
Financial Services (13.7%):
 10,000,000 Budget Funding, 5.58%,
              7/29/98.....................     9,956,600
 10,000,000 IBM Credit Corp., 5.53%,
              7/8/98......................     9,988,681
 10,000,000 MetLife Funding, 5.58%,
              7/6/98......................     9,992,251
                                            ------------
                                              29,937,532
                                            ------------
Food Processing & Packaging (4.6%):
 10,000,000 General Mills, 6.0%, 7/1/98...    10,000,000
                                            ------------
Insurance (4.5%):
 10,000,000 General Re-Insurance, 5.5%,
              9/18/98.....................     9,879,306
                                            ------------
Natural Resources (4.5%):
 10,000,000 Natural Rural, 5.50%,
              9/11/98.....................     9,890,000
                                            ------------
Telecommunications (4.6%):
 10,000,000 Bell Atlantic, 5.54%,
              7/30/98.....................     9,955,372
                                            ------------
Utilities (9.9%):
  5,467,000 Dayton Power and Light, 5.53%,
              8/3/98......................     5,439,287
 10,750,000 General Electric, 5.53%,
              9/18/98.....................    10,619,546
  5,500,000 Idaho Power Co, 5.55%,
              7/14/98.....................     5,488,977
                                            ------------
                                              21,547,810
                                            ------------
    Total Commercial Paper................   117,797,810
                                            ------------
ASSET BACKED SECURITIES (0.7%):
Financial Services (0.7%):
  1,444,342 Capital Equipment Receivable
              Trust, 5.79%, 12/15/98......     1,445,013
                                            ------------
    Total Asset Backed Securities.........     1,445,013
                                            ------------

 SHARES OR
 PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT             DESCRIPTION                COST
----------- ------------------------------  ------------
CORPORATE BONDS (9.4%):
Financial Services (5.7%):
$ 2,500,000 Chrysler Financial Corp.,**
              5.63%, 3/12/99..............  $  2,500,342
 10,000,000 PNC Bank N.A.,** 5.54%,
              6/11/99.....................     9,993,384
                                            ------------
                                              12,493,726
                                            ------------
Retail (3.7%):
  8,000,000 Southland Corp., 5.50%,
              7/15/98.....................     7,982,889
                                            ------------
    Total Corporate Bonds.................    20,476,615
                                            ------------
U.S. GOVERNMENT AGENCIES (7.9%):
Federal Agricultural Mortgage Corporation--Discount
(4.2%):
  9,023,000 5.47%, 7/13/98................     9,006,548
                                            ------------
Federal Home Loan Bank (2.3%):
  5,000,000 5.63%, 3/2/99.................     5,000,000
                                            ------------
Fannie Mae (0.5%):
  1,100,000 5.32%, 7/1/98.................     1,100,000
                                            ------------
Student Loan Marketing Association (0.9%):
  2,000,000 Sallie Mae,* 5.32%, 8/20/98...     1,999,330
                                            ------------
    Total U.S. Government Agencies........    17,105,878
                                            ------------
REPURCHASE AGREEMENTS (20.0%):
 36,821,727 Lehman Brothers, dated
              6/30/98, 5.75%, matures
              7/1/98, Proceeds at maturity
              $36,827,609 (Collateralized
              by $72,699,000 Tennessee
              Valley Authority, 0.00%,
              10/5/03-5/1/24, market value
              = $37,559,085)..............    36,821,727
  6,916,000 Merrill Lynch Securities Inc.,
              dated 6/30/98, 5.65%,
              matures 7/1/98, Proceed at
              maturity $6,917,085
              (Collateralized by
              $6,695,000 Federal National
              Mortgage Association,
              6.35%-6.89%,
              6/10/05-4/25/06, market
              value = $7,057,256).........     6,916,000
                                            ------------
    Total Repurchase Agreements...........    43,737,727
                                            ------------
    Total Investments (Amortized Cost
      $218,561,748)(a)--100.3%............   218,561,748
    Liabilities in excess of other
  assets--(0.3)%..........................      (700,924)
                                            ------------
    TOTAL NET ASSETS--100.0%..............  $217,860,824
                                            ============

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

---------

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Floating Rate Certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1998. The date presented represents the next rate change date.

** Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1998. The date presented represents the next rate change date.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares that are units of beneficial interest, without par value. The Group offers shares of a number of different series or portfolios including, the following series for which Martindale Andres & Company, Inc., a wholly owned subsidiary of Keystone Financial, Inc., serves as investment adviser: the KeyPremier Aggressive Growth Fund, the KeyPremier Established Growth Fund, the KeyPremier Intermediate Term Income Fund, the KeyPremier Pennsylvania Municipal Bond Fund, the KeyPremier Limited Duration Government Securities Fund, the KeyPremier U.S. Treasury Obligations Money Market Fund, and the KeyPremier Prime Money Market Fund (collectively, the "Funds" and individually, a "Fund").

     The Funds' investment objectives are as follows:

                                            COMMENCEMENT
           FUND                             OF OPERATIONS         OBJECTIVE
           ----                             -------------         ---------
           Aggressive Growth Fund           February 3, 1997      Growth of capital
           Established Growth Fund          December 2, 1996      Growth of capital with some current
                                                                  income as a secondary objective
           Intermediate Term Income Fund    December 2, 1996      Current income with long-term growth of
                                                                  capital as a secondary objective
           Pennsylvania Municipal Bond      October 1, 1996       Income which is exempt from federal
             Fund                                                 income tax and Pennsylvania state
                                                                  income tax and preservation of capital
           Limited Duration Government      July 1, 1997          Current income with preservation of
             Securities Fund                                      capital as a secondary objective
           U.S. Treasury Obligations Money  July 1, 1997          Current income with liquidity and
             Market Fund                                          stability of principal
           Prime Money Market Fund          October 7, 1996       Current income with liquidity and
                                                                  stability of principal

     Shares of the Funds may be sold to customers of Martindale Andres & Company Inc. by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and its affiliates, and all accounts of correspondent banks of Keystone Financial, Inc. and to the general public.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

        SECURITIES VALUATION:

        Investments of the U.S. Treasury Obligations Money Market Fund and Prime Money Market Fund (collectively, "the money market funds"), are valued, in accordance with Rule 2a-7, at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

        Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Aggressive Growth Fund, Established Growth Fund, Intermediate Term Income Fund, Pennsylvania Municipal Bond Fund, and Limited Duration Government Securities Fund (collectively, "the variable net asset value funds"), are valued based upon the current available prices in the principal market in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustee, including the use of approved independent pricing services. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

        SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which Martindale Andres & Company, Inc. deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

        accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian.

        DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the money market funds. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Intermediate Term Income, Pennsylvania Municipal Bond, and Limited Duration Government Securities Funds. Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed annually for the Aggressive Growth and Established Growth Funds.

        Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses.

        As of June 30, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                                    ACCUMULATED
                                 ACCUMULATED        NET REALIZED
                              UNDISTRIBUTED NET    GAIN/(LOSS) ON
                              INVESTMENT INCOME     INVESTMENTS
                              -----------------    --------------
Aggressive Growth...........      $ 115,134           $     (3)
Intermediate Income.........      $ (60,619)          $ 60,620
Limited Duration Government
  Securities................      $   4,444           $ (2,194)
U.S. Treasury Obligation
  Money Market..............      $   1,890           $     --
Prime Money Market..........      $     447           $   (447)

        FEDERAL INCOME TAXES:

        It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

        Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following Fund had deferred losses, which will be treated as arising on the first day of the fiscal year ending June 30, 1999:

                                                 CAPITAL LOSS
FUND                                               DEFERRED
----                                             ------------
U.S. Treasury Obligation Money Market..........      $594

        ORGANIZATION COSTS:

        All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

        OTHER:

        The Funds may maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended June 30, 1998, custodian fees and expenses and expenses paid by third parties were increased by the following amount for the following funds:

Aggressive Growth Fund...........................  $ 1,447
Limited Duration Government Fund.................  $ 4,319
U.S. Treasury Obligation Money Market Fund.......  $   352
Prime Money Market Fund..........................  $18,017

        There was no effect on net investment income. The Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value funds for the year ended June 30, 1998, are as follows:

                                 PURCHASES         SALES
                                ------------    ------------
Aggressive Growth Fund......    $ 21,553,728    $  9,013,893
Established Growth Fund.....    $ 16,692,678    $ 12,192,974
Intermediate Term Income
  Fund......................    $561,965,509    $494,012,764
Pennsylvania Municipal Bond
  Fund......................    $ 73,543,901    $ 80,518,644
Limited Duration Bond
  Fund......................    $115,586,713    $114,376,256

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by Martindale Andres & Company, Inc. Under the terms of the investment advisory agreement, Martindale Andres & Company, Inc. is entitled to receive fees based on a percentage of the average net assets of each Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Pursuant to the administration agreement, the Funds pay BISYS a monthly fee for its services at an annual rate of 0.115% of the aggregate average daily net assets of the Funds. BISYS Services serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Martindale Andres & Company, Inc., and its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which is paid monthly, under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

     BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended June 30, 1998, BISYS received $56,594 from commissions earned on sales of shares of the variable net asset value funds, of which $2,114 was reallowed to broker-dealers affiliated with Keystone Financial, Inc.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

     The variable net asset value funds can and do invest a portion of their assets in the money market funds.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

     Information regarding these transactions is as follows for the year ended June 30, 1998:

                                                                           INTERMEDIATE    PENNSYLVANIA
                                              AGGRESSIVE    ESTABLISHED        TERM         MUNICIPAL
                                                GROWTH        GROWTH          INCOME           BOND
                                                 FUND          FUND            FUND            FUND
                                              ----------    -----------    ------------    ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)........       1.00%          .75%            .60%            .60%
Voluntary fee reductions....................   $593,310      $720,420        $715,881        $357,712
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)........        .25%          .25%            .25%            .25%
Voluntary fee reductions....................   $ 34,667      $ 64,344        $125,001        $ 55,413
FUND ACCOUNTANT FEES........................   $ 41,513      $ 70,172        $ 75,419        $ 43,737
TRANSFER AGENT FEES.........................   $ 36,487      $ 38,056        $ 27,809        $ 22,799

                                                  LIMITED DURATION    U.S. TREASURY
                                                     GOVERNMENT        OBLIGATIONS
                                                     SECURITIES       MONEY MARKET     PRIME MONEY
                                                        FUND              FUND         MARKET FUND
                                                  ----------------    -------------    ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)..........             .60%              .40%             .40%
Voluntary fee reductions......................        $153,207           $74,397         $311,790
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)..........             .25%              .25%             .25%
Voluntary fee reductions......................        $ 18,069           $13,484         $ 95,587
FUND ACCOUNTANT FEES..........................        $ 32,239           $30,875         $ 47,847
TRANSFER AGENT FEES...........................        $ 22,498           $21,952         $ 26,793

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

5.   ACQUISITION OF COMMON COLLECTIVE TRUST FUNDS:

     On July 1, 1997, March 1, 1998 and March 1, 1998, respectively, the Limited Duration Government Securities, the Established Growth and Intermediate Term Income Funds acquired all of the assets of various common and collective trust funds maintained by affiliates of Martindale Andres & Co., Inc. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the dates of conversion:

                                 LIMITED                     INTERMEDIATE
                                DURATION       ESTABLISHED       TERM
                               GOVERNMENT        GROWTH         INCOME
                             SECURITIES FUND      FUND           FUND
                             ---------------   -----------   ------------
Shares.....................      3,467,684         937,007       312,665
Net Assets.................    $34,676,843     $12,237,310    $3,132,904
Net Asset Value............    $     10.00     $     13.06    $    13.06
Unrealized Appreciation....    $    35,816     $ 9,410,676    $   29,381

6.   FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     During the year ended June 30, 1998, the following Portfolios declared long-term capital gain distributions in the following amounts:

FUND                                                   AMOUNT
----                                                 ----------
Aggressive Growth..................................  $1,181,987
Established Growth.................................  $1,060,223

     For corporate shareholders 100.00% of the total ordinary income distributions paid during the fiscal year ended June 30, 1998 for the Aggressive Growth Fund and the Established Growth Fund qualifies for the corporate dividends received deduction.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                            AGGRESSIVE GROWTH FUND       ESTABLISHED GROWTH FUND
                                          --------------------------    --------------------------
                                           FOR THE        FOR THE        FOR THE        FOR THE
                                          YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                           JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                             1998         1997(a)          1998         1997(a)
                                          ----------    ------------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....   $  10.24       $  10.00       $  11.13       $  10.00
                                           --------       --------       --------       --------
INVESTMENT ACTIVITIES:
  Net investment income (loss)..........      (0.01)          0.01           0.10           0.08
  Net realized and unrealized gain on
     investments........................       1.30           0.24           2.99           1.13
                                           --------       --------       --------       --------
     Total from Investment Activities...       1.29           0.25           3.09           1.21
                                           --------       --------       --------       --------
DISTRIBUTIONS FROM:
  Net investment income.................         --          (0.01)         (0.10)         (0.08)
  Net realized gains....................      (0.12)            --          (0.06)            --
                                           --------       --------       --------       --------
     Total Distributions................      (0.12)         (0.01)         (0.16)         (0.08)
                                           --------       --------       --------       --------
  Net change in net asset value per
     share..............................       1.17           0.24           2.93           1.13
                                           --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..........   $  11.41       $  10.24       $  14.06       $  11.13
                                           ========       ========       ========       ========
Total Return (excluding sales charge)...      12.72%          2.52%(b)      27.92%         12.20%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in
  thousands)............................   $135,612       $105,258       $258,812       $190,914
Ratio of expenses to average net
  assets................................       0.83%          0.66%(c)       0.71%          0.44%(c)
Ratio of net investment income (loss) to
  average net assets....................      (0.09%)         0.28%(c)       0.77%          1.39%(c)
Ratio of expenses to average net
  assets*...............................       1.33%          1.35%(c)       1.06%          1.01%(c)
Ratio of net investment income (loss) to
  average net assets*...................      (0.59%)        (0.41%)(c)      0.42%          0.82%(c)
Portfolio Turnover......................          8%             2%             6%             1%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Funds were February 3, 1997 and December 2, 1996, respectively.

(b) Not Annualized

(c) Annualized

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                             INTERMEDIATE TERM INCOME     PENNSYLVANIA MUNICIPAL
                                                       FUND                      BOND FUND
                                             -------------------------   -------------------------
                                              FOR THE       FOR THE       FOR THE       FOR THE
                                             YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                              JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                1998        1997(a)         1998        1997(a)
                                             ----------   ------------   ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $   9.77      $  10.00      $  10.29      $  10.21
                                              --------      --------      --------      --------
INVESTMENT ACTIVITIES:
  Net investment income....................       0.62          0.36          0.49          0.34
  Net realized and unrealized gain (loss)
     on investments........................       0.33         (0.23)         0.11          0.06
                                              --------      --------      --------      --------
     Total from Investment Activities......       0.95          0.13          0.60          0.40
                                              --------      --------      --------      --------
DISTRIBUTIONS FROM:
  Net investment income....................      (0.62)        (0.36)        (0.50)        (0.32)
  Net realized gains.......................         --            --            --            --
                                              --------      --------      --------      --------
     Total Distributions...................      (0.62)        (0.36)        (0.50)        (0.32)
                                              --------      --------      --------      --------
  Net change in net asset value per
     share.................................       0.33         (0.23)         0.10          0.08
                                              --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD.............   $  10.10      $   9.77      $  10.39      $  10.29
                                              ========      ========      ========      ========
Total Return (excluding sales charge)......       9.95%         1.40%(b)      5.89%         3.98%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in
  thousands)...............................   $275,565      $207,859      $118,685      $123,194
Ratio of expenses to average net assets....       0.57%         0.37%(c)      0.58%         0.37%(c)
Ratio of net investment income to average
  net assets...............................       6.27%         6.45%(c)      4.65%         4.46%(c)
Ratio of expenses to average net assets*...       0.92%         0.84%(c)      0.92%         0.86%(c)
Ratio of net investment income to average
  net assets*..............................       5.92%         5.98%(c)      4.31%         3.97%(c)
Portfolio Turnover.........................        218%          329%           62%           98%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Funds were December 2, 1996 and October 1, 1996, respectively.

(b) Not Annualized

(c) Annualized

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                           LIMITED
                                           DURATION      U.S. TREASURY
                                          GOVERNMENT      OBLIGATIONS
                                          SECURITIES         MONEY
                                             FUND         MARKET FUND      PRIME MONEY MARKET FUND
                                         ------------    -------------    --------------------------
                                           FOR THE          FOR THE        FOR THE        FOR THE
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                           JUNE 30,        JUNE 30,        JUNE 30,       JUNE 30,
                                           1998(a)          1998(a)          1998         1997(a)
                                         ------------    -------------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $ 10.00          $  1.00        $   1.00       $  1.00
                                           -------          -------        --------       -------
INVESTMENT ACTIVITIES:
  Net investment income................       0.56             0.05            0.05          0.04
  Net realized and unrealized gain on
     investments.......................      (0.04)              --              --            --
                                           -------          -------        --------       -------
     Total from Investment
       Activities......................       0.52             0.05            0.05          0.04
                                           -------          -------        --------       -------
DISTRIBUTIONS FROM:
  Net investment income................      (0.56)           (0.05)          (0.05)        (0.04)
  Net realized gains...................         --               --              --            --
                                           -------          -------        --------       -------
     Total Distributions...............      (0.56)           (0.05)          (0.05)        (0.04)
                                           -------          -------        --------       -------
  Net change in net asset value per
     share.............................      (0.04)              --              --            --
                                           -------          -------        --------       -------
NET ASSET VALUE, END OF PERIOD.........    $  9.96          $  1.00        $   1.00       $  1.00
                                           =======          =======        ========       =======
Total Return (excluding sales
  charge)..............................       5.39%            4.78%           5.19%         3.73%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in
  thousands)...........................    $29,360          $23,520        $217,861       $95,850
Ratio of expenses to average net
  assets...............................       0.65%            0.71%           0.48%         0.36%(c)
Ratio of net investment income to
  average net assets...................       5.58%            4.64%           5.14%         5.02%(c)
Ratio of expenses to average net
  assets*..............................       1.18%            1.07%           0.76%         0.70%(c)
Ratio of net investment income to
  average net assets*..................       5.05%            4.28%           4.86%         4.68%(c)
Portfolio Turnover.....................        482%              NA              NA            NA

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Funds were July 1, 1997, July 1, 1997, and October 7, 1996, respectively.

(b) Not Annualized

(c) Annualized

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
  The Sessions Group --
  KeyPremier Funds:

We have audited the accompanying statements of assets and liabilities of The Sessions Group -- KeyPremier Funds (comprised of the KeyPremier Aggressive Growth Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Limited Duration Government Securities Fund, KeyPremier U.S. Treasury Obligations Money Market Fund, and KeyPremier Prime Money Market Fund, collectively the Funds), including the schedules of portfolio investments as of June 30, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1998 by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Sessions Group -- KeyPremier Funds at June 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
August 14, 1998

KEYPREMIER FUNDS(SM)

Investment Advisor
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, PA 19428

Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

For Additional Information Call:
1-800-766-3960




                                    [PHOTOS]

NEW                                                             KeyPremier Funds
SOLUTIONS

                                                                        [PHOTOS]

                                 ANNUAL REPORT
                                 JUNE 30,1998

                                                            KEYPREMIER FUNDS(SM)

                                      8/98